                                                                   EXHIBIT 10.11



                    WHITTAKER CORPORATION PARTNERSHIP PLAN

                        AMENDED AND RESTATED EFFECTIVE
                               NOVEMBER 1, 1994

                    WHITTAKER CORPORATION PARTNERSHIP PLAN

                               TABLE OF CONTENTS

                                                                                         PAGE

ARTICLE I -- DESIGNATION OF PLAN AND DEFINITIONS.....................................    I--1
     1.01  Title.....................................................................    I--1
     1.02  Definitions...............................................................    I--1

ARTICLE II -- SERVICE................................................................   II--1
     2.01  Period of Service.........................................................   II--1
     2.02  Year of Eligibility Service...............................................   II--1
     2.03  Hours of Service..........................................................   II--2
     2.04  Former Employee or Participant............................................   II--3

ARTICLE III -- PARTICIPATION.........................................................  III--1
     3.01  Eligibility Requirements..................................................  III--1
     3.02  Participation Application.................................................  III--1
     3.03  Participant May Name Beneficiary..........................................  III--2
     3.04  Termination of Participation..............................................  III--2
     3.05  Termination Date..........................................................  III--3
     3.06  Restricted Participation..................................................  III--4
     3.07  Eligibility upon Reemployment.............................................  III--5

ARTICLE IV -- CONTRIBUTIONS..........................................................   IV--1
     4.01  Employer Contributions....................................................   IV--1
     4.02  Payment...................................................................   IV--3
     4.03  Salary Deferral Contributions.............................................   IV--3
     4.04  Limitations on Contributions for Highly Compensated Employees.............   IV--5
     4.05  Distribution of Excess Deferrals, Excess Contributions and Excess
             Aggregate Contributions.................................................  IV--13
     4.06  Qualified Voluntary Employee Contributions Not Permitted..................  IV--20
     4.07  Duties of Funding Agent Regarding Contributions...........................  IV--20
     4.08  Special Investment Directions.............................................  IV--20
     4.09  Transfers from Other Qualified Plans......................................  IV--22
     4.10  Rollover Contributions....................................................  IV--22
     4.11  Segregation of Rollovers..................................................  IV--23

                                      (i)

                                                                                         PAGE

ARTICLE V -- ALLOCATIONS TO PARTICIPANTS' ACCOUNTS...................................    V--1
     5.01  Individual Accounts.......................................................    V--1
     5.02  Order of Adjustment to Accounts...........................................    V--1
     5.03  Evaluation of Accounts....................................................    V--1
     5.04  Crediting of Salary Deferral Contributions................................    V--2
     5.05  Crediting of Employer Profit Sharing Contributions........................    V--2
     5.06  Limitation on Allocations to Participants.................................    V--3
     5.07  Accounts in General.......................................................    V--8
     5.08  Interim Evaluation of Accounts............................................    V--8
     5.09  Insurance.................................................................    V--9

ARTICLE VI -- RIGHT TO BENEFITS......................................................   VI--1
     6.01  Vesting of Interest in Salary Deferral, Employer Matching, Rollover and
             Permanent  Accounts.....................................................   VI--1
     6.02  Vesting of Interest in Employer Profit Sharing Account....................   VI--1
     6.03  Fully Vested Benefits.....................................................   VI--2
     6.04  Partially Vested Benefits.................................................   VI--2
     6.05  Forfeitures...............................................................   VI--3
     6.06  Top Heavy Provisions......................................................   VI--4
     6.07  Persons under Legal or Other Disability...................................   VI--6
     6.08  Missing Participants or Beneficiaries.....................................   VI--6
     6.09  Lien for Debts to Fund....................................................   VI--7
     6.10  Loans to Participants.....................................................   VI--7
     6.11  Withdrawals prior to Termination of Employment............................  VI--11
     6.12  Nature of Participants' Interest..........................................  VI--13
     6.13  Suspension of Benefits and Immediate Participation upon Reemployment......  VI--14
     6.14  Application for Benefits..................................................  VI--14
     6.15  Appeals Procedure.........................................................  VI--14
     6.16  Application for Correction of Annual Statement............................  VI--15

ARTICLE VII -- DISTRIBUTION OF BENEFITS..............................................  VII--1
     7.01  Methods of Making Distributions...........................................  VII--1
     7.02  Involuntary Cash-Out of Vested Participant Accounts.......................  VII--3
     7.03  Voluntary Cash-Out of Vested Participant Accounts.........................  VII--3
     7.04  Withholding on Distributions..............................................  VII--3

                                     (ii)

                                                                                          PAGE

ARTICLE VIII -- THE COMMITTEE........................................................  VIII--1
     8.01  Committee.................................................................  VIII--1
     8.02  Committee Action..........................................................  VIII--1
     8.03  Rights and Duties.........................................................  VIII--2
     8.04  Funding Policy and Method.................................................  VIII--5
     8.05  Transmittal of Information................................................  VIII--5
     8.06  Compensation..............................................................  VIII--5
     8.07  Retention of Advisors.....................................................  VIII--6
     8.08  Allocation and Delegation of Fiduciary Responsibilities...................  VIII--6
     8.09  Indemnification...........................................................  VIII--7
     8.10  Determinations and Corrections............................................  VIII--7
     8.11  Designation of Agents.....................................................  VIII--7
     8.12  Relationship of Fiduciaries...............................................  VIII--7
     8.13  Discharge of Duties by Fiduciaries........................................  VIII--8
     8.14  Multiple Fiduciary Capacities.............................................  VIII--9

ARTICLE IX -- AMENDMENT AND TERMINATION..............................................    IX--1
     9.01  Amendment by Employer.....................................................    IX--1
     9.02  Retroactive Amendments....................................................    IX--2
     9.03  Discontinuance or Termination of Plan.....................................    IX--2
     9.04  Partial Termination of Plan...............................................    IX--3
     9.05  Failure to Contribute.....................................................    IX--4
     9.06  Merger and Consolidation of Plan..........................................    IX--4
     9.07  Substitution of Successor Employer........................................    IX--4
     9.08  Distribution upon Sale....................................................    IX--4

ARTICLE X -- SPECIAL PROVISIONS FOR CERTAIN FORMER PARTICIPANTS IN WHITTAR
  INDUSTRIES, LTD. SAVINGS PLAN AS AMENDED (401(K))..................................     X--1
     10.01  Applicability............................................................     X--1
     10.02  Participant Transfer Contributions.......................................     X--1

ARTICLE XI -- MISCELLANEOUS..........................................................    XI--1
     11.01  Contributions Not Recoverable............................................    XI--1
     11.02  Employment Rights........................................................    XI--2
     11.03  Receipt or Release.......................................................    XI--3
     11.04  Alienation...............................................................    XI--3
     11.05  Controlling Law..........................................................    XI--3
     11.06  Text Prevails over Captions..............................................    XI--4
     11.07  Counterparts.............................................................    XI--4
     11.08  Successors and Assigns...................................................    XI--4

                                     (iii)

                                                                                       PAGE

ARTICLE XII -- PARTICIPATING EMPLOYERS...............................................   XII--1
     12.01  Adoption by Affiliated Employers.........................................   XII--1
     12.02  Requirements of Participating Employers..................................   XII--1
     12.03  Designation of the Employer as Agent.....................................   XII--1
     12.04  Employee Transfers.......................................................   XII--2
     12.05  Participating Employer Contributions.....................................   XII--2
     12.06  Amendment................................................................   XII--2
     12.07  Participating Employer Discontinuance....................................   XII--2
     12.08  Committee Authority......................................................   XII--3

                                      (v)

                             WHITTAKER CORPORATION

                               PARTNERSHIP PLAN


     This Plan is made and entered into by Whittaker Corporation, a corporation organized and existing under the laws of the State of Delaware, with its
                                                              -
principal place of business located at Los Angeles, California.

                                   RECITALS

1. Whittaker Corporation feels the need to continue to encourage Employees to contribute to the growth and profitability of the Company.

2. Whittaker Corporation has decided to continue to afford its Employees the opportunity to share in the rewards of continued long and faithful service.

3. By execution of this instrument, the Employer desires to amend and restate as of November 1, 1994, the administrative provisions of the Whittaker Corporation Partnership Plan, and as of January 1, 1989 or such earlier date as required by law, those regulatory provisions necessary to comply with the applicable provisions of the Employee Retirement Income Security Act of 1974 (Public Law 93-406), as amended, and to continue to qualify the Plan as a profit sharing plan under Sections 401(a) and (k) of the Internal Revenue Code of 1986, as amended.

                             OPERATIVE PROVISIONS

     NOW, THEREFORE, effective November 1, 1994, or such earlier date as required by law the Whittaker Corporation Partnership Plan, first promulgated and established, effective February 16, 1968, is restated and as so promulgated and restated, continues to constitute a profit sharing plan for the Employer. Under no circumstances may a salary reduction agreement or other deferral mechanism pursuant to this Plan be adopted retroactively.

                                   ARTICLE I

                      DESIGNATION OF PLAN AND DEFINITIONS

     1.01 TITLE. This profit sharing plan shall be known as the "Whittaker Corporation Partnership Plan."

     1.02 DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below, unless a different meaning is clearly required by the context:

     (a) "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

     (b) "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; any "leasing organization" (as defined in Section 414(n) of the Code) to the extent its employees constitute "leased employees" (within the meaning of Code Section 414(n)) with respect to a Participating Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

     (c) "Anniversary Date" shall mean the last day of each Plan Year which ends on or after the Effective Date. Such date shall be the valuation date for determining Top Heavy status for the succeeding Plan Year, except that the last day of the first Plan Year shall function as the determination date for the first Plan Year.

     (d) "Annual Addition" shall mean, in the case of any Employee, when used with respect to the Plan or a Related Plan, the sum for any Plan Year of (i) the amount of contributions made by the Employer (or by an Affiliated Employer maintaining a Related Plan), including any Salary Deferral Contributions, for the Employee's benefit under the Plan (or a Related Plan); (ii) the Employee Contributions for such Year under such Plan (or the Related Plan); (iii) forfeitures, if any, allocated to the Employee's Account for such Year under the Plan (or the Related Plan); (iv) excess contributions and excess aggregate contributions, as defined under Section 4.05(a), for such year which are distributed in accordance with Section 4.05(c); and (v) contributions allocated on the Employee's behalf to any individual medical account as defined in Section 415(l)(2) of the Code which is part of a pension or annuity plan or which are attributable to post-retirement medical benefits under a welfare benefit fund as defined in Section 419(e) of the Code.

                A restored forfeiture pursuant to Section 6.04, a transfer from another qualified pension plan pursuant to Section 4.09, and a rollover contribution pursuant to Section 4.10 shall not be counted as part of any Participant's "annual addition".

                Notwithstanding the foregoing, the Annual Addition for any Limitation Year starting prior to January 1, 1987 shall not be recomputed to count all Employee voluntary contributions as Annual Additions.

     (e) "Beneficiary" or "Beneficiaries" shall mean the person or persons last designated by a Participant in accordance with Section 3.03 to receive the benefits specified hereunder in the event of the Participant's death. A designation of Beneficiary other than the spouse shall be automatically revoked on the marriage or remarriage (other than a common-law marriage) of a Participant. The designation of the spouse as Beneficiary shall be automatically revoked upon any finalized divorce of a Participant subsequent to the date of filing of the designation of the Beneficiary. If a Participant fails to designate a Beneficiary before his death, or if no designated Beneficiary survives the Participant, the Committee shall direct the Funding Agent to pay any benefits payable to a Beneficiary of such Participant pursuant to the provisions of this Plan to the Participant's spouse if such spouse survives the Participant or, if no spouse survives or exists, then the duly appointed and currently acting personal representative of the Participant's estate. If there is no personal representative of the Participant's estate duly appointed and acting in that capacity within sixty (60) days after the Participant's death, then Beneficiary or Beneficiaries shall mean the person or persons who can verify by affidavit or Court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder pursuant to the laws of intestate succession or other statutory provision in effect at the Participant's death in the state in which the Participant resided.

                In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead shall be paid to that person's then living parent(s) to act as custodian or, if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within sixty
           (60) days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

                In the event any amount is payable under the Plan to a person for whom a conservator has been legally appointed, the payment shall be distributed to the duly appointed and currently acting conservator, without any duty on the part of the Committee to supervise or inquire into the application of any amounts so paid.

     (f) "Board of Directors" or "Board" shall mean the Board of Directors of the Employer or its successor in interest resulting from merger, consolidation or transfer of substantially all assets, which expressly agrees in writing to continue the Plan as its own.

     (g) "Break in Employment" shall mean the separation from Service where an Employee completes less than 1 day of Service during a twelve (12) month period with the Employer, all Affiliated Employers or any Predecessor Employer as a result of resignation, discharge, death, disability or retirement. In determining whether and when a Break in Employment has occurred, the following rules shall apply:

           (i) A Break in Employment shall not occur solely by reason of a Leave of Absence authorized by the Employer or an Affiliated

                  Employer in accordance with established nondiscriminatory policies or a vacation, military or maternity/paternity leave. Effective August 5, 1993, leaves of absence shall also be granted in accordance with the requirements of The Family and Medical Leave Act of 1993. Accordingly, an eligible Employee with more than one year of continuous service, during which the Employee worked at least one thousand two hundred and fifty (1,250) hours, may take up to a total of twelve (12) weeks in a twelve (12)-month period for unpaid family care leave. In determining a Break in Service for eligibility purposes, the twelve (12)-month computation period shall be the twelve (12) consecutive month period specified in Section 2.02.

           (ii) Failure to return to work after the expiration of any Leave of Absence shall be considered a resignation effective as of the earlier of (1) expiration of such Leave of Absence, or (2) twelve (12) months following the commencement of such Leave of Absence, except in the case of maternity or paternity leave where the initial one (1)-year period of severance shall not be counted.

           (iii) A Break in Employment shall not occur solely by reason of a Layoff from the Employer or an Affiliated Employer, but a Break in Employment shall occur on the earlier of (1) a refusal by the Employee to return to the employ of the Employer or Affiliated Employer, or (2) twelve (12) months following the commencement of such Layoff.

           (iv) Failure of any Employee on military leave to make application for reemployment within the period of time during which he is entitled to retention of reemployment rights under applicable laws of the United States shall be considered a resignation effective as of the expiration date of such reemployment rights.

     (h) "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a Section of the Code shall include that Section and any comparable Section or Sections of any future legislation that amends, supplements, or supersedes such section.

     (i) "Committee" shall mean the Administrative Committee appointed pursuant to Article VIII of the Plan.

     (j) "Compensation" shall mean an Employee's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for services actually rendered in the course of employment with the Employer to the extent that amounts are includable in gross income (including, but not limited to commissions paid salesman, compensation for service on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, reimbursements and expense allowances). Compensation shall also include any remuneration which is currently excluded from the Participant's gross income by reason of the application of Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b) of the Code.

     Compensation with respect to any Employee shall exclude:

           (i) Any compensation directly paid or payable as fringe benefits including benefits received from the Whittaker Corporation Long Term Incentive Plan and the HMO Bonus Incentive Plan.

           (ii) Any contributions made by the Employer for or on account of the Employees under this Plan, except for Salary Deferral

                  Contributions, or under any other employee benefit plan other than any specifically excepted herein;

           (iii) Any compensation paid or payable by reason of services performed prior to the date the Employee becomes a Participant; and

           (iv) Any compensation paid or payable by reason of services performed after the date the Employee ceased to be a Participant.

           (v) Any compensation not included in the Participant's gross income for the current taxable year pursuant to non-qualified deferred compensation plans, however, such amounts shall be included in Compensation in the year such amounts are taxable to the Participant under an unfunded non-qualified plan; and

           (vi) Amounts included in an Employee's gross income under Section 79 of the Code.

           (vii) For Plan Years beginning after December 31, 1988, Compensation shall exclude amounts in excess of two hundred thousand dollars ($200,000) except as such limit is adjusted for cost of living in accordance with the provisions of Section 401(a)(17) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of
                  Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted two hundred thousand dollars ($200,000) limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

           (viii) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 (OBRA '93) annual Compensation limit. The OBRA '93 annual Compensation limit is one hundred fifty thousand dollars ($150,000), as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve
                  (12).

                       For Plan Years beginning on or after January 1, 1994, any
                  reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

                       If Compensation for any prior determination period is
                  taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

                  Notwithstanding the above provision to the contrary,
            Compensation earned but not paid in a Plan Year may include amounts earned but not paid in a Plan Year because of the timing of pay periods and pay days if such amounts are paid during the first few weeks of the next following Plan Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees, and no Compensation is included in more than one Limitation Year.

     (k) "Defined Benefit Plan" shall mean any defined benefit plan (as defined in Section 415(k) of the Code) maintained by the Employer or by any other Affiliated Employer.

     (l) "Effective Date" shall be February 16, 1968 for the original Whittaker Corporation Partnership Plan and November 1, 1994 for the amended and restated administrative provisions Plan and, as of January 1, 1989 or such earlier date as required by law, for those regulatory provisions necessary to comply with the applicable provisions of ERISA and the Code.

     (m) "Elective Deferrals" or "Salary Deferral Contributions" shall mean contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of Compensation and shall include contributions made pursuant to a salary reduction agreement under the Plan made on behalf of a Participant in accordance with Section 4.03.

     (n)   "Eligible Employee" shall mean all Employees who have completed one
           (1) Year of Eligibility Service. Eligible Employees do not include
           (i) any Employee who is a member of a collective bargaining unit and who is covered by a collective bargaining agreement, which agreement does not specifically provide for coverage of such Employee under this Plan, provided that retirement benefits were the subject of good faith bargaining between Employee representatives and the Employer, or (ii) any non-resident alien who has no earned income from sources within the United States unless such nonresident alien is designated by the Committee, either individually or by reference to a class of which he is part, as an Employee eligible to become a Participant.

     (o) "Employee" shall mean a person employed by the Employer, or an Affiliated Employer, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Employer or an Affiliated Employer, as well as any other person qualifying as a common-law Employee of the Employer or an Affiliated Employer. Employee shall include Leased Employees within the meaning of Section 414(n)(2) of the Code.

                For purposes of this Section 1.02(o), the term "Leased Employee" shall mean any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with
           Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

                A Leased Employee shall not be considered an Employee of the Employer if:

           (i) Such Employee is covered by a money purchase pension plan providing:

                  (1) A nonintegrated employer contribution rate of at least 10 percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or
                       Section 403(b) of the Code,

                  (2)  Immediate participation, and

                  (3)  Full and immediate vesting; and

           (ii) Leased Employees do not constitute more than twenty percent (20%) of the Employer's nonhighly compensated workforce.

     (p) "Employee Contributions" shall mean contributions to the Plan made by a Participant that are designated or treated at the time of deferral or contribution as after-tax employee contributions. Employee Contributions shall include amounts, if any, attributable to excess contributions within the meaning of Section 401(k)(8)(B) of the Code which are recharacterized as Employee Contributions under the provisions of this Plan.

     (q) "Employer" or "Company" shall mean the Employer named above that has adopted this Plan and whose Plan meets the requirements of Section 401(a) of the Internal Revenue Code of 1986 and, if the context so requires, shall also mean a Participating Employer and/or an Affiliated Employer; and any successor of such Employer.

     (r) "Employer Matching Account" shall mean the account maintained by the Committee for each Participant as required by Section 5.01 for the deposit of Employer Matching Contributions

     (s) "Employer Profit Sharing Account" shall mean the account maintained by the Committee for each Participant as required by Section 5.01 for the deposit of Employer Profit Sharing Contributions.

     (t)   "Employment Date" shall mean the latest of:

           (i) The Employee's most recent date of employment (the day on which he is first credited with an Hour of Service) with the Employer or an Affiliated Employer or a Predecessor Employer prior to January 1, 1989; or

           (ii) The date on which the Employee is first credited with an Hour of Service for the Employer or an Affiliated Employer or a Predecessor Employer; or

           (iii) His Reemployment Date if he incurs a Break in Employment and is treated as a new Employee pursuant to Section 2.04.

     (u) "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (Public Law 93-406), as amended. Reference to a Section of ERISA shall include that section and any comparable Section or Sections of any future legislation that amends, supplements or supersedes such section.

     (v) "Family Member" shall mean, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and spouses of such lineal ascendants or descendants.

     (w) "Fiscal Year" shall mean the taxable year of the Employer beginning on the first day of November and ending on the last day of October.

     (x) "Fund" shall mean the aggregate of all assets held by the Funding Agent for the accounts of Participants and their Beneficiaries.

     (y) "Funding Agent" shall mean the insurance company or companies and/ or trustee(s) selected by the Board of Directors as a depository for assets accumulated under this Plan, severally or jointly, as the case may be.

     (z) "Funding Instrument" shall mean the trust and/or insurance contract entered into by the Employer to fund this Plan.

     (aa) "Highly Compensated Employee" shall mean any Employee who performs services with respect to the Employer during the Plan Year (the "determination year") and is described in one or more of the following groups applicable with respect to the determination year or the "lookback year" determined pursuant to I. T. Reg. 1.414(q)1-T. Accordingly, the Employer hereby elects to make the lookback calculation on the basis of the calendar year ending with or within the applicable determination year. Such Employees shall include any Employee who:

           (i) Was at any time a five percent (5%) owner as defined under Code Section 416(i)(1); or

           (ii) Received Compensation from the Employer in excess of seventy-five thousand dollars ($75,000) (as adjusted pursuant to Code
                  Section 415(d)); or

           (iii) Received Compensation from the Employer in excess of fifty thousand dollars ($50,000) (as adjusted pursuant to Code
                  Section 415(d)) and who was in the Top Paid Group of Employees for such Plan Year or such preceding Plan Year; or

           (iv) Was at any time an officer and received Compensation greater than fifty percent (50%) of the amount in excess of Code
                  Section 415(b)(1)(A) for such Plan Year or such preceding Plan Year.

           (v) An Employee described in paragraphs (ii), (iii) or (iv) above for the current Plan Year who was not described in such paragraphs for the preceding Plan Year shall be treated as a Highly Compensated Employee for the current Plan Year only if such Employee is one (1) of the one hundred (100) Employees who receive the most Compensation from the Employer during the current Plan Year or he is an Employee described under (i) above.

           (vi) For the purposes of paragraph (iii) above, the term "Top Paid Group" shall mean the top twenty percent (20%) of active Employees ranked on the basis of Compensation received from the Employer during the Plan Year.

           (vii)  For the purposes of paragraph (iv) above, no more than fifty
                  (50) Employees or, if less, the greater of three (3) Employees or ten percent (10%) of the Employees shall be treated as officers. If for any Plan Year no officer of the Employer is described under paragraph (iv), the highest paid officer of the Employer for such Plan Year shall be treated as described in such paragraph.

           (viii) If any Employee is a Family Member of a five percent (5%) owner or a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during a Plan Year, then such Employee shall not be considered a separate Employee and any Compensation paid to such Employee (and any contribution made on behalf of such Employee) shall be treated as if it were paid to or on behalf of the five percent (5%) owner or Highly Compensated Employee.

           (ix) A former Employee shall be treated as a highly compensated former Employee if such Employee was a Highly Compensated Employee when such Employee separated from service, or such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

           (x)    For the purpose of this Section 1.02(y):

                  (A) The term "Compensation" shall have the meaning given such term by Code Section 415(c)(3).

                  (B)  Employers aggregated under Code Sections 414(b), (c),
                       (m), (n), or (o) shall be treated as a single Employer.

           (xi) The determination of who is a Highly Compensated Employee, including the determination of the number and identity of the Employees in the Top Paid Group, the top one hundred (100) Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder except as specifically provided to the contrary in Code Section 401(a)(17).

     (bb) "Inactive Participant" shall mean any Employee or former Employee who has ceased to be a Participant on whose behalf an account is maintained under the Plan.

     (cc) "Key Employee" shall mean each Employee or former Employee (including a Beneficiary of a Key Employee or former Key Employee) who, at any time during the current Plan Year or any of the four (4) immediately preceding Plan Years:

           (i) is or was an officer of the Employer having an annual compensation greater than fifty percent (50%) of the amount specified under Code Section 415(b)(1)(A) for such year;

           (ii) is among the ten (10) Employees having an annual compensation from the Employer of more than the limitation in effect for such Year under Code Section 415(c)(1)(A) and owning or considered to own (within the meaning of Code Section 318) both more than a one-half percent (.5%) interest and the largest interests in the Employer;

           (iii) is an Employee owning (within the meaning of Code Section 318) more than five percent (5%) of the Employer; or

           (iv) is an Employee receiving more than one hundred fifty thousand dollars ($150,000) of annual compensation from the Employer and owning (within the meaning of Code Section 318) more than one percent (1%) of the Employer.

                  Notwithstanding the foregoing, no more than fifty (50) Employees or, if less, the greater of three (3) or ten percent (10%) (rounded to the next highest integer) of the Employer's Employees shall be treated as officers of the Employer. Compensation for the purpose of this Section 1.02(aa) shall have the meaning given such term by Code Section 414(q)(7).

                  For the purposes of determining the number of officers under
           (i) above, Employees described in Code Section 418(q)(8) shall be excluded. For the purposes of (ii) above, if two Employees have the same interest in the Employer, the Employee having the greater annual compensation shall be treated as having the larger interest.

     (dd) "Layoff" shall mean an involuntary suspension of an Employee's employment with the Employer or Affiliated Employer resulting from a reduction of the work force at the Employee's place of employment and during which the Employee has seniority or other employment rights with the Employer or Affiliated Employer during a specified recall period, pursuant to an applicable collective bargaining agreement or Company policy. No Employee shall be considered to be on Layoff for a period in excess of the recall period applicable to such Employee under an applicable collective bargaining agreement.

     (ee) "Leave of Absence" shall mean any period of temporary absence approved in writing by the Employer or an Affiliated Employer.

     (ff) "Matching Contribution" shall mean any contribution to the Plan made by the Employer for the Plan Year and allocated to a Participant's Account by reason of the Participant's Employee Contributions, if any, or Elective Deferrals.

     (gg)  "Named Fiduciary" shall mean the Committee.

     (hh) "Non-Highly Compensated Employee" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

     (ii)  "Non-Key Employee" shall mean each Employee who is not a Key
           Employee.

     (jj) "Participant" shall mean any Eligible Employee who participates in The Plan in accordance with Article III, including any former Employee who is receiving or will receive benefits under the Plan. A Participant ceases to be a Participant when all funds to which he is entitled under the Plan have been distributed in accordance with the terms hereof. A Participant shall be treated as benefiting under the Plan for any Plan Year during which such Participant receives or is deemed to receive an allocation in accordance with I.T. Regulation
           Section 1.410(b)-3(a).

     (kk) "Participating Employer" shall mean the Employer and each Affiliated Employer and any such other business entity which, by resolution of its board of directors and with the written approval of the Employer, elects to participate in this Plan.

     (ll) "Period of Separation" shall mean the period of time commencing with the date an Employee incurs a Break in Employment and ending with the date such Employee is first credited with an Day of Service by the Employer or an Affiliated Employer.

     (mm) "Permanent Account" shall mean the account maintained by the Committee for each Participant as required by Section 4.09 for the deposit of assets transferred pursuant to such Section.

     (nn) "Plan" shall mean the Whittaker Corporation Partnership Plan originally effective February 16, 1968 as amended and restated herein, together with any and all amendments and supplements hereto.

     (oo) "Plan Year" shall mean the reporting year used by the Plan beginning on the first day of January and ending on the last day of December. The Plan Year shall be the Limitation Year for purposes of ERISA and for all purposes under this Plan.

     (pp) "Predecessor Employer" shall mean any corporation, partnership, or sole proprietorship, or a division thereof, a substantial part of the assets of which are acquired by the Employer either by purchase from, or liquidation, merger or consolidation of or with, such other corporation, partnership, or sole proprietorship, which has been designated by the Employer as a Predecessor Employer for purposes of this Plan.

     (qq) "Qualified Matching Contributions" and "Qualified Nonelective Contributions" shall have the meanings set forth in this Section 1.02(11). Qualified Matching Contributions shall mean that portion of the Employer Matching Contributions pursuant to Section 4.01(a) which are to be treated as Elective Deferrals for purposes of the Actual Deferral Percentage ("ADP") test described in Section 4.04(a)(ii). "Qualified Nonelective Contributions" shall mean contributions (other than Matching Contributions) made by the Employer pursuant to Section 4.01(a) which are to be treated as Elective Deferrals for purposes of the ADP test. Both Qualified Matching Contributions and Qualified Nonelective Contributions shall be contributions that the Participant may not elect to receive in cash earlier than the occurrence of one of those events applicable to Salary Deferral Contributions as set forth in Section 4.03.

     (rr) "Reemployment Date" shall mean the date on which the Employee is first credited with an Hour of Service by the Employer, an Affiliated Employer, or a Predecessor Employer following a Break in Employment.

     (ss) "Related Plan" shall mean any defined contribution plan (as defined in Section 415(k) of the Code), other than this Plan, maintained by the Employer or by any other Affiliated Employer, including, if applicable, after December 31, 1985 any welfare benefit fund that is defined in Section 419(e) of the Code.

     (tt) "Salary Deferral Contributions Account" shall mean a Participant's Account hereunder to which his Salary Deferral Contributions, as defined in Section 1.02(m), made pursuant to a salary reduction agreement are allocated pursuant to Section 4.03.

     (uu) "Suspense Account" shall mean an account maintained by the Committee pursuant to Section 5.06(a)(iii).

     (vv) "Top Heavy" shall mean that the aggregate of the Employer Matching, Employer Profit Sharing and Salary Deferral Accounts of all Key Employees hereunder and the accrued benefits under any plan which is part of a required or permissive aggregation group, including any amounts distributed to any Participants during the five (5) years ending on the immediately preceding Anniversary Date but excluding any death benefit that exceeds the actuarially equivalent present value of accrued benefits existing immediately prior to death and any rollover contribution (or similar transfer) initiated by a Participant and made after January 1, 1993 to the extent permitted by regulations and the value of the Employer Matching Account, Employer Profit Sharing Account, Salary Deferral Account and the accrued benefits under any plan which is part of a required or permissive aggregation group, of each then Non-Key Employee who was previously a Key Employee, exceeds sixty percent (60%) of the aggregate of the Employer Matching Account, Employer Priofit Sharing Accounts, Salary Deferral Accounts and the accrued benefits under any plan which is part of a required or permissive aggregation group, of all Participants (with the same inclusions and exclusions) as of such immediately preceding Anniversary Date. Any account balance or accrued benefit attributable to any individual who has not been an Employee (or received any remuneration for services rendered from the Employer) with respect to this Plan or any other Related Plan at any time during the five (5) years ending on the Anniversary Date shall be disregarded. If an Employee returns to employment with the Employer after such five (5) year period, such Employee's total accrued benefit shall be included in determining the Top Heavy ratio.

                The determination date with respect to determining whether the Plan is Top Heavy for a particular Plan Year shall be the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such year.

                The required aggregation group shall consist of any plans (including terminated plans where required by Section 416(g)(3) of the Code) qualified under Section 401(a) of the Code in which a Key Employee participates or which enables this Plan to meet the requirements of Code Sections 401(a)(4) or 410. The permissive aggregation group shall consist of the required aggregation group plus any other plan to the extent that such plan, when so aggregated, continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

     (ww) "Top Heavy Compensation" shall mean the maximum amount of a Participant's Compensation which may be taken into account during any Plan Year that the Plan is Top Heavy for purposes of determining the amount of deductible contributions hereto (currently one hundred fifty thousand dollars ($150,000)), as adjusted for increases in the cost of living in accordance with the provisions of Section 401(a)(17) of the Code.

     (xx) "Valuation Date" shall mean the last day of each calendar month or, in the Committee's discretion, such other dates on which the Funding Agent may undertake to provide valuations to the Committee.

     (yy) A pronoun or adjective in the masculine gender includes the feminine gender unless the context clearly indicates otherwise. Where the context admits, words in the plural shall include the singular and the singular shall include the plural. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section. The Plan and Funding Instrument shall each form a part of the other and the terms shall be used interchangeably.

                                  ARTICLE II

                                    SERVICE

     2.01 PERIOD OF SERVICE. "Period of Service" shall mean the time period commencing with the Employee's Employment Date and ending on the date a Break in Employment occurs; provided, however, a Period of Service for these purposes includes a Period of Separation of less than twelve (12) consecutive months. An Employee who separates from Service and later resumes employment with the Employer or an Affiliated Employer following a Period of Separation of twelve
(12) consecutive months or longer shall be treated as a new Employee and shall not be entitled to have the Period of Service he completed prior to the Break in Employment aggregated with his Service subsequent to resumption of employment unless:

     (a) at the time of his Break in Employment he had a vested interest in a benefit hereunder provided by Employer contributions;

     (b) the Employee resumes employment before his Period of Separation equals or exceeds sixty (60) consecutive months; or

     (c) he resumes employment before his Period of Separation equals or exceeds his Period of Service completed prior to his Break in Employment.

     If the Employee satisfies either condition (a), condition (b) or condition
(c) of the preceding sentence, his Period of Service completed prior to his Break in Employment will be aggregated with Service subsequent to resumption of employment and he shall be eligible to become a Participant commencing with the first month after reemployment by a Participating Employer.

     To the extent required under Section 414(a) of the Code and Regulations issued thereunder, Period of Service shall include Service for a Predecessor Employer. "Service" means an Employee's period of employment with the Employer or an Affiliated Employer.

     2.02 YEAR OF ELIGIBILITY SERVICE. A Year of Eligibility Service shall mean a period of twelve (12) consecutive months commencing on an Employee's date of employment.

     2.03 DAYS OF SERVICE.(a) "Day of Service" shall mean, in the case of any Employee, each day during the period commencing with the date on which the Employee first performs one (1) hour of service within the meaning of 29 C.F.R. 2530.200b-2(a) for the Employer or an Affiliated Employer, and ending on the date on which such employment by the Employer and all Affiliated Employers terminates for any reason, provided, however, that for the purposes of this paragraph such termination shall be deemed to occur on the earlier of (i) the date of retirement, resignation, release, discharge or death, or (ii) the first anniversary of the day on which the employee last performed one (1) hour of service within the meaning of 29 C.F. R. 2530.200b-2(a) for the Employer and all Affiliated Employers.

     (b) Notwithstanding the above, the Board of Directors or the chief executive offic er may include in the period taken into account for purposes of computing Days of Service those days in which an Employee or former Employee performs service for an operating unit, division or subsidiary or any corporation, trade or business that is acquired by the Employer or an Affiliated Employer or a part thereof, or for such period as a former Employee subsequently performs service for any other corporation, trade or business which may have acquired all or part of an operating unit, division or subsidiary of the Employer or Affiliated Employer.

     (c) Notwithstanding any provision to the contrary in this Plan, for any period during which the Plan is a multiple employer plan within the meaning of
Section 413(c) of the Internal Revenue Code an Employee shall accrue Days of Service only with respect to periods of "covered service" and "contiguous non-covered service" with the Company. For purposes of determining an Employee's Days of Service, "covered service" shall mean an Employee's non-covered service which immediately precedes or follows such Employee's covered service and no termination or retirement occurs between such covered service and uncovered service; provided, however, that any transfer of an Employee between the Employer and an Affiliated Employer shall result in such Employee's period of uncovered service which immediately precedes or follows such transfer being deemed "non-contiguous" for purposes of this subsection 2.03(c)

     (d) Solely for purposes of determining whether a Break in Service, as defined in Section 1.021(g), has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Days of service which would otherwise have been credited to such individual but for such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Days of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period.

     2.04 FORMER EMPLOYEE OR PARTICIPANT. Except as otherwise specifically provided in the Plan, if a former Employee or Participant is reemployed by the Employer, he will be considered as a new Employee for all purposes.

                                  ARTICLE III

                                 PARTICIPATION

     3.01 ELIGIBILITY REQUIREMENTS. All active Eligible Employees who are in the Service of the Employer on November 1, 1994 and who qualify for participation in the Plan under the provisions of the second paragraph of this Section shall become Participants in the Plan as of November 1, 1994. Any other Eligible Employee who thereafter meets the requirements of said paragraph shall become a Participant in the Plan as of the first day of the month coinciding with or following the day upon which he first meets such requirements, provided he is an Eligible Employee on such day.

     Any Eligible Employee who has completed a Year of Eligibility Service shall be eligible to participate in the Plan. If an Employee completes a Year of Eligibility Service as described above, but either is then not employed by a Participating Employer or is then on an approved Leave of Absence without pay, Layoff, jury duty or active military duty, he shall be eligible to become a Participant commencing with the first month thereafter that:

           (i) he or she becomes actively employed by a Participating Employer (or if later, as of the Effective Date of the Plan with respect to such Participating Employer); or

           (ii) he or she returns from such Leave of Absence, Layoff, jury duty or active duty.

     Nothing herein shall be construed to permit an Eligible Employee to commence participation herein prior to the date the entity that employs him becomes a Participating Employer.

     3.02 PARTICIPATION APPLICATION FOR SALARY DEFERRAL CONTRIBUTIONS

     (a) To begin salary deferral contributions, an Employee who otherwise meets the eligibility requirements of this Article III must file a written application for participation with the Committee (in such form as the Committee may prescribe) within the time prescribed

                                     III-1
           by the Committee prior to the first day of the fiscal month during which the Employee desires salary deferrals under the Plan to be effective (or on such later date prior to such fiscal month as may be authorized with respect to the Employee by the Committee).

     (b) The participation application shall evidence the Employee's acceptance of the benefits and terms of this Plan shall indicate the Employee's election to defer a portion of his compensation as set forth in Section 4.03.

     3.03 PARTICIPANT MAY NAME BENEFICIARY.

     (a) A Participant may designate, in writing to the Committee upon his/her application, the Beneficiary or Beneficiaries whom he desires to receive the benefits of the Plan in the event of his death. A married Participant may not designate a Beneficiary other than his spouse unless:

           (i) The spouse of the Participant consents in writing to such designation;

           (ii) The Beneficiary designation may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse); and

           (iii) The spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public.

           The Employer, the Committee and the Funding Agent may rely upon the designation of Beneficiary or Beneficiaries last filed in accordance with the terms of this Agreement.

     (b) If, upon the death of a Participant, there is no designated Beneficiary or surviving Beneficiary, the Committee shall

                                     III-2
           designate as the Beneficiary such person specified in Section
           1.02(e).

     3.04 TERMINATION OF PARTICIPATION. Active participation in the Plan shall continue until the Anniversary Date coinciding with or next following the Participant's Termination Date or, if earlier, as of the date the Plan terminates. Participation in the Plan shall continue until a Participants' Accounts have been withdrawn. A Participant may not voluntarily withdraw from participation or receive any distribution of his benefit under the Plan prior to his Termination Date, except to the extent provided in Sections 6.09 and 6.10.

     3.05 TERMINATION DATE. A Participant's Termination Date shall be the date on which his employment with the Employer is terminated because of the first to occur of the following events:

     (a) NORMAL RETIREMENT. The Participant retires or is retired from the employ of the Employer on or after attaining age sixty-five (65). The Plan contemplates that a Participant retire as of the Anniversary Date coinciding with or next following his attainment of age sixty-five (65), except that a Participant may continue his employment after that date. During the continuation of his employment with the Employer after attaining such date, such Participant shall continue to participate in the Plan and shall be entitled to receive his benefits only upon his actual termination of employment unless otherwise required pursuant to the provisions of Section 7.01(e).

     (b) EARLY RETIREMENT. A Participant's termination of employment with the Employer on or after the date as of which the Participant reaches age fifty-five (55).

     (c) DISABILITY RETIREMENT. The Participant is retired from the employ of the Employer because of disability, irrespective of age. A

                                     III-3

           Participant will be considered disabled for purposes of the Plan if, upon suffering any medically determinable physical or mental impairment as a result of sickness, accident or other injury which, in the opinion of a physician approved by the Committee, may be expected to result in death or be of long, continued duration and which renders the Participant incapable of performing the duties of his employment with the Employer.

                A Participant who claims to be totally and permanently disabled must, within ninety (90) days of the date he became totally and permanently disabled, give written notice thereof to the Committee and submit, at the expense of the Participant, to the Committee such medical evidence of such disability (including without limitation, certification thereof by a physician approved by the Administrative Committee) as said Committee may from time to time reasonably require. Failure by a Participant to comply with the foregoing requirements shall be deemed conclusive evidence that such Participant is not totally and permanently disabled, or has ceased to be so disabled as of the date of such failure.

                A Participant who qualifies for Social Security disability benefits will automatically satisfy the requirements under this Plan with respect to submission of evidence of disability, throughout the period that he remains qualified for Social Security disability benefits.

                All rules with respect to the subject of this Section 3.04(c) shall be uniformly and consistently applied to all Participants in similar circumstances.

                                     III-4

     (d)   DEATH.  The Participant's death.

     (e) RESIGNATION OR DISMISSAL. The Participant resigns or is dismissed from the employ of the Employer before retirement in accordance with paragraphs (a), (b) or (c) above and incurs a Break in Employment. If a Participant continues in the employ of the Employer but no longer is a member of a group of employees to which the Plan has been and continues to be extended by the Employer, any subsequent Termination Date nevertheless will be as stated above, and his Salary Deferral Account and Employer Matching and Profit Sharing Accounts will be held in accordance with the provisions of Section 3.06.

     3.06 RESTRICTED PARTICIPATION. When distribution of part or all of the benefits to which a Participant is entitled under the Plan is deferred beyond or cannot be made until after his Termination Date, or during any period that a Participant continues in the employ of the Employer but no longer is a member of a group of Employees to which the Plan has been and continues to be extended by the Employer, the Participant will be considered and treated as a Participant for all purposes of the Plan, except that no share of Employer contributions or forfeitures will be credited to his Accounts for any period during which he continues in the employ of the Employer, but is no longer a member of the group of Employees to which the Plan has been and continues to be extended by the Employer.

     Notwithstanding the preceding paragraph, a Participant who meets the requirements of Section 5.05 for receiving an allocation of the Employer Profit Sharing Contributions for a Plan Year, except for the fact that at some time during the Plan year such Participant became a member of a group of Employees not covered by the Plan, shall be entitled to share in the allocation of Employer Profit Sharing

                                     III-5

Contributions and forfeitures attributable to such Plan Year. Such Participant's allocable share of Employer Profit Sharing Contributions and forfeitures shall be determined on the basis of his Compensation for the period during which he was in a group of Employees eligible to be covered under the Plan.

     3.07 ELIGIBILITY UPON REEMPLOYMENT. If a former Employee incurs a Break in Employment and is subsequently reemployed as an Eligible Employee, he shall be treated as a new Employee and shall commence participation in this Plan only after satisfying the eligibility requirements set forth in Section 3.01 above following such reemployment, unless he is entitled to have his prior Period of Service aggregated under Section 2.01 with Service subsequent to reemployment, in which event he shall be entitled to commence participation in the Plan on his Employment Date or the date of his reemployment as an Eligible Employee, if later.

                                     III-6

                                  ARTICLE IV

                                 CONTRIBUTIONS

     4.01 EMPLOYER CONTRIBUTIONS

     (a) For the Plan Year ending December 31, 1994, and for each Plan Year thereafter, at the discretion of the Board of Directors, the Employer may contribute out of its income for the current Fiscal Year and/or accumulated earned surplus for such Fiscal Year before all Federal income and excess profits taxes to the Plan: (i) a "Matching Contribution" in an amount equal to the below listed percentage of the Salary Deferral Contributions percentage elected pursuant to
           Section 4.03 by each Participant for each payroll period up to a maximum election of six percent (6%) per payroll period, plus (ii) a profit sharing contribution that may be authorized at the discretion of the Board of Directors, but not to exceed the dollar balance remaining after subtracting the sum of the total Salary Deferral Contributions and the Employer contributions made pursuant to subparagraph (i) above from fifteen percent (15%) of the aggregated annual Compensation (after any salary reductions for Salary Deferral Contributions) of all Participants for such Fiscal Year. Matching Contributions shall be made as follows:

           (a) For the period during a Plan Year in which a Participant elected Salary Deferral Contributions equal to one percent (1%) of his Compensation, the Participating Employers shall contribute three-quarters of one percent (.75%) of the Participant's Compensation during such period (i.e., seventy-five cents ($.75) for each one dollar ($1.00) of Salary Deferral Contributions);

           (b) For the period during a Plan Year in which a Participant elected Salary Deferral Contributions equal to two percent (2%) of his Compensation, the Participating Employers shall contribute one and one-half percent (1-1/2%) of the Participant's Compensation during such period (i.e., seventy-five cents ($.75) for each one dollar ($1.00) of Salary Deferral Contributions);

           (c) For the period during a Plan Year in which a Participant elected Salary Deferral Contributions equal to three percent (3%) of his Compensation, the Participating Employers shall contribute one and eight hundred seventy-five thousandths percent (1.875%) of the Participant's Compensation during such period (i.e., sixty-two and one-half cents ($.62-1/2) for each one dollar ($1.00) of Salary Deferral Contributions);

           (d) For the period during a Plan Year in which a Participant elected Salary Deferral Contributions equal to four percent (4%) of his Compensation, the Participating Employers shall contribute two and one-half percent (2-1/2%) of the Participant's Compensation during such period (i.e., sixty-two and one-half cents ($.62-1/2) for each one dollar ($1.00) of Salary Deferral Contributions);

           (e) For the period during a Plan Year in which a Participant elected Salary Deferral Contributions equal to five percent (5%) of his Compensation, the Participating Employers shall contribute two and one-half percent (2-1/2%) of the Participant's Compensation during such period (i.e., fifty cents ($.50) for each one dollar ($1.00) of Salary Deferral Contributions);

           (f) For the period during a Plan Year in which a Participant elected Salary Deferral Contributions equal to six percent (6%) or more of his Compensation, the Participating Employers shall contribute three percent (3%) of the Participant's Compensation during such period (i.e., fifty cents ($.50) for each one dollar ($1.00) of Salary Deferral Contributions disregarding any such Salary Deferral Contributions in excess of six percent (6%) of the Participant's Compensation).

     (b) Notwithstanding the foregoing, the sum of the contribution of the Employer and the Salary Deferral Contribution for any Fiscal Year shall not exceed an amount equal to fifteen percent (15%) of the total Compensation (after any salary reductions) otherwise paid or accrued to all Participants employed by the Employer for such Year.

     (c) In no event shall the Employer contribution attributable to any Plan Year be so large as to cause the Annual Addition for any Participant to exceed the amount permitted under Section 5.06 below.

     (d) In no event shall the Employer contribution for any Fiscal Year exceed an amount which the Employer estimates will be deductible under Section 404(a)(3) and, if applicable, Section 404(a)(7) of the Code.

     (e) The Employer may, notwithstanding any other provision of this Plan, make all contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within such Plan Year. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

     4.02 PAYMENT. All contributions shall be made directly to the Funding Agent and may be made on any date or dates selected by the Employer; provided, however, that the total annual contribution for each Fiscal Year shall be paid, without interest, on or before the date on which the Federal income tax return of the Employer for such Year is due, including any extensions of time obtained for the filing of the return and shall be conditioned on their deductibility under the Code.

     4.03 SALARY DEFERRAL CONTRIBUTIONS.

     (a) A Participant may reduce his Compensation and have the Employer contribute on his behalf as a Salary Deferral Contribution in each Plan Year, subject to the limitation on Annual Additions provided in
           Section 5.06 and any limitation pursuant to the provisions of Section 6.11, a minimum of zero percent (0%) of his Compensation up to a maximum of an amount which does not, exceed twelve percent (12%) of such Participant's Compensation for the Plan Year. The rate of his Salary Deferral Contribution shall be determined by the Participant on a form approved by the Committee and filed with the Committee and shall continue unless changed in the manner hereinafter provided. All such contributions shall be calculated in integral percentages of a Participant's Compensation.

                All Salary Deferral Contributions shall be made by regular payroll deductions. The Employer shall segregate such contributions from Employer assets as soon as reasonably possible; provided, however, that the Employer must pay over any contributions to the Funding Agent within ninety (90) days after the date received or withheld from payroll.

                A Participant may change his contribution rate under this
           Section 4.03(b) (but not retroactively) to any level permitted above and at any time but, no more than once per month by filing written notice with the Committee in such form as the Committee may prescribe. The change in the Participant's contribution rate shall be effective as of the first day of the month or next following the receipt of such notice if, and only if, the Participant's notice is delivered to the Committee within such period as may be authorized by the Committee).

     (b) Notwithstanding any other provision in this Plan to the contrary, no Employee shall be permitted to make Salary Deferral Contributions during any calendar year (or other taxable year of the Employee) which are in excess of the limits set forth under Code Section 402(g)(1) (nine thousand two hundred forty dollars ($9,240) for 1994) multiplied by the Adjustment Factor as provided by the Secretary of the Treasury and in effect, at the beginning of such taxable year. For the purpose of the preceding sentence only, with respect to any taxable year, a Participant's Salary Deferral Contributions shall be the sum of all Employer contributions made on behalf of such Participant, pursuant to a deferral election under any qualified cash or deferred arrangement (CODA) as described in Code Section 401(k); any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B); any eligible deferred compensation plan under Code Section 457; any plan as described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) to a salary reduction agreement.

     (c) The interest of each Participant in his or her Salary Deferral Contributions Account shall be, at all times, one hundred percent (100%) vested and nonforfeitable.

     (d) When a Participant terminates employment, his Salary Deferral Contributions Account shall be distributed to him in the same manner as his Employer Matching Account.

                Except as provided pursuant to Sections 6.09 and 6.10, amounts attributable to Elective Deferrals shall not be distributable to Plan Participants earlier than upon one of the following events:

           (i) The Participant's retirement, death, disability, or separation from Service with the Employer

           (ii) The Participant's attainment of age fifty-nine and one-half (59-1/2)

           (iii) The termination of the Plan without the establishment of a successor plan

           (iv) The sale or other disposition by the Employer to an unrelated employer that does not maintain the Plan, of substantially all (eighty-five percent (85%) or more) of the assets of the Employer, provided this paragraph (d) shall not apply with respect to Participants who continue employment with the acquiring employer and

           (v) The sale or other disposition by the Employer of its interest in a subsidiary to an unrelated employer that does not maintain the Plan, provided this paragraph (e) shall apply only with respect to Participants who continue employment with the subsidiary.

     4.04 LIMITATIONS ON CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES. Employer Contributions and Salary Deferral Contributions made on behalf of Highly Compensated Employees in accordance with Sections 4.01 and 4.03 respectively shall be subject to limitations described in this Section 4.04.

     (a)   For the purpose of this Section 4.04:

           (i) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of:

                 (A) The sum of the Employee Contributions, if any, and Matching and Profit Sharing Contributions made on behalf of a Participant for the Plan Year to

                 (B)  The Compensation paid to such Participant for the Plan
                      Year.


           The Contribution Percentage shall be determined subject to the following provisions:

                 (C) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Actual Contribution Percentage (ACP) test maintained by the Employer, and as the result of multiple use of the alternative limits, the Aggregate Limit determined in accordance with I.T. Reg. 1.401(m)-2 is exceeded, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement shall be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage amount is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly

                      Compensated Employees shall be determined after any corrections required to meet the ADP and ACP tests.

                 (D) For purposes of this Section 4.04(a)(i), the Contribution Percentage for any Participant who is a Highly Compensated Employee, and who is eligible to have Contribution Percentage amounts allocated to his or her account under two or more plans subject to Code Section 401(m) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage amounts were made under each plan. Further, if a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                 (E) In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this
                      Section 4.04(a) shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, other plans may be aggregated with this Plan in order to satisfy Code Section 401(m) only if they have the same Plan Year.

                 (F) For purposes of determining the Contribution Percentage of a Participant who is a five-percent (5%) owner or one of the ten most highly paid Highly Compensated Employees, the Contribution Percentage amounts and Compensation of such Participant shall include the Contribution Percentage amounts and Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and Participants who are Highly Compensated Employees.

                 (G) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve(12)-month period beginning on the day after the close of the Plan Year.

                 (H) Elective Deferrals may be used in determining the Contribution Percentage amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and so long as the ADP test continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                 (I) The actual compensation ratios of all eligible Employees shall be taken into account for the purposes of the ACP test under this Plan. For this purpose, eligible Employees shall include each

                      Employee who would be a Participant under the Plan and eligible to receive an allocation of Employer Contributions hereunder, except that such Employee is not a Plan Participant because:

                     (1)  He has failed to make required contributions, if any;

                     (2)  He has elected not to participate; or

                     (3) His compensation is less than a stated dollar amount, if such amount is a condition of his participation.

                In the case of an eligible Employee who makes no Employee contributions, his Contribution Percentage shall be deemed to be zero(0).

           (ii) "Actual Deferral Percentage" (ADP) shall mean the ratio (expressed as a percentage) of:

                  (A) The Salary Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions, if any, made on behalf of a Participant for the Plan Year to

                  (B) The Compensation paid to such Participant for the Plan Year. The ADP shall be determined subject to the following provisions:

                  (C) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his or her

                      Accounts under two or more arrangements described in Code
                      Section 401(k) that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                 (D) In the event that this Plan satisfies the requirements of Code Section 401(k), 401(a), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section 4.04(a)(ii) shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, other plans may be aggregated with the Plan to satisfy Code Section 401(k) only if they have the same Plan Year.

                 (E) For purposes of determining the ADP test, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions shall be taken into account under the ADP test for a Plan Year only if allocated to an Employee as of a date within that Plan Year. For this purpose, such allocation shall not be contingent on participation or performance of services after such date and actual payment to the Fund shall be made before the last day of the twelve (12)-month period immediately following the Plan Year to which such deferrals or contributions relate.

                 (F) The actual deferral percentages of all eligible Employees shall be taken into account for the purposes of the ADP test under this Plan. For this purpose, eligible Employees shall include each Employee who would have been eligible to make an Elective Deferral under the Plan, except that no Elective Deferral was made because such Employee:

                      (1) Was suspended from making an Elective Deferral due to a distribution, loan or a suspension caused by the limitations an annual additions of Code Section 415(c)(l) or 415(e);

                      (2)  Elected not to participate in the Plan; or

                      (3) Received Compensation less than a stated dollar amount, if such amount is a condition of his participation in the Plan.

                       In the case of an Eligible Employee who makes no Elective
                 Deferral, his deferral percentage shall be deemed to be zero
                 (0).

     (b) Neither the average ACP nor the average ADP for all Participants who are Highly Compensated Employees for the Plan Year shall exceed the greater of:

           (i) The average ACP or the average ADP, as applicable, for all Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

           (ii) The average ACP or the average ADP for all Participants who are Non-Highly Compensated Employees, as applicable, multiplied by 2.00, provided such averages for the Highly Compensated Employees do not exceed such averages for Non-Highly Compensated Employees by more than two (2) percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe.

                       Notwithstanding the above, the tests provided for under
                  this Section 4.04(b) shall be imposed separately on contributions and deferrals. Except as provided under paragraph (e) below, the Plan shall not test under this
                  Section 4.04(b)(ii) to meet applicable Code requirements for both contributions and deferrals in the same year.

     (c) In the case of a Highly Compensated Employee who is either a five percent (5%) owner or one of the ten (10) most Highly Compensated Employees and is thereby subject to the family aggregation rules of Code Section 414(q)(6):

           (1) The Contribution Percentage for the family group (which is treated as one (1) Highly Compensated Employee) is the greater of (A) the Contribution Percentage determined by combining the contributions and Compensation of all eligible Family Members who are Highly Compensated without regard to family aggregation, or (B) the Contribution Percentage determined by combining the Contributions and compensation of all eligible Family Members.

           (2) The ADP for the family group (which is treated as one (1) Highly Compensated Employee) is the ADP determined by combining the Elective Deferrals, and Compensation and amounts treated as elective contributions of all eligible Family Members.

           Except to the extent taken into account in this paragraph (c), the contributions, Compensation, Elective Deferrals, and amounts treated as elective contributions of all Family Members shall be disregarded for determining either the ACPs or ADPs for the groups of Highly Compensated Employees and Non-Highly Compensated Employees.

     (d) The term "Compensation" shall have the meaning given such term by Code Section 415(c)(3).

     (e) If the test described in paragraph (b)(ii) above is used for both contributions and deferrals in the same Plan Year, the Aggregate Limit as defined below shall not be exceeded.

           (i) The "Aggregate Limit" for the purposes of this Section 4.04(e) shall mean the greater of:

                  (A)  The sum of:

                       (1) One hundred twenty-five percent (125%) of the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage, and

                       (2) Two (2) percentage points plus the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage; or

                  (B)  The sum of:

                       (1) One hundred twenty-five percent (125%) of the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage, and

                       (2) Two (2) percentage points plus the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage.

           (ii)   For the purposes of this Section 4.04(e):

                  (A) Relevant Actual Deferral Percentage shall mean the ADP of the group of eligible Non-Highly Compensated Employees for the Plan Year; and

                  (B) Relevant Actual Contribution Percentage shall mean the ACP of the eligible group of Non-Highly Compensated Employees for the Plan Year.

     (f) The determination and treatment of the Contribution Percentage, the Salary Deferral Contributions and the ADP of a Participant shall at all times satisfy I.T. Reg. 1.401(k)-1, 1.401(m)-1, 1.401(m)-2 and such other requirements as may be required by the Secretary of Treasury.

          4.05 DISTRIBUTION OF EXCESS DEFERRALS, EXCESS CONTRIBUTIONS AND EXCESS AGGREGATE CONTRIBUTIONS. The Committee shall determine, as soon as is reasonably possible after the close of each Plan Year, Employer Contributions pursuant to Section 4.01 and Salary Deferral Contributions pursuant to Section 4.03, if applicable, which will result in Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions for any Participant. In addition, prior to the close of each

     Plan Year the Committee, upon a determination that the ADP test will not be met for such Plan Year, may direct at any time that an individual Highly Compensated Employee's future Salary Deferral Contributions be reduced or stopped in order to avoid accumulating Excess Deferrals or Excess Contributions under the Plan.

          Notwithstanding any other provisions of this Plan, Excess Deferrals, Excess Contributions, Excess Aggregate Contributions and income allocable thereto shall be distributed to Participants as described in this
     Section 4.05.

     (a)   For the purpose of this Section 4.05:

           (i) "Excess Deferrals" shall mean amounts of Elective Deferrals, Qualified Matching Contributions, and Qualified Nonelective Contributions for a calendar year that:

                  (A) The Participant requests be distributed pursuant to the claims procedure set forth in Section 4.05(b) below; or

                  (B) The Committee determines to be, pursuant to I. T. Reg. 1.401(k)-1, Excess Deferrals.

           (ii) "Qualified Matching Contributions" and "Qualified Nonelective Contributions" shall mean contributions reclassified pursuant to Section 1.02(qq) and Section 5.06(d) for the purpose of meeting the ADP test. Such reclassification shall be permitted only if the following requirements are met:

                  (A) Employer Contributions, including those Qualified Nonelective Contributions treated as Elective Deferrals for purposes of the ADP test must satisfy the requirements of Code Section 401(a)(4).

                   (B) Employer Contributions, excluding those Qualified Matching Contributions and Qualified Nonelective Contributions treated as Elective Deferrals for purposes of the ADP test, must satisfy the requirements of Code
                        Section 401(a)(4).

                   (C) Those Qualified Matching Contributions and Qualified Nonelective Contributions treated as Elective Deferrals for purposes of the ADP test shall not be taken into account for purposes of satisfying the requirements of Code Section 401(m).

                   (D) Except as provided in paragraphs (A) and (C), Qualified Matching Contributions and Qualified Nonelective Contributions treated as Elective Deferrals for the purposes of the ADP test shall not be taken into account in determining whether any other contributions or benefits satisfy Code Section 401(a)(4) or in determining whether Employee Contributions or other matching Employer Contributions meet the requirements of Code Section 401(m).

                   (E) Qualified Nonelective Contributions may not be treated as Elective Deferrals if the effect of such treatment is to increase the difference between the ADP for the group of eligible Highly Compensated Employees and the ADP of all other Eligible Employees.

                   (F) The Qualified Nonelective Contributions must satisfy the requirements of I.T. Reg. 1.401(k)-1(b)(6)(1) for the Plan Year as if such contributions were Elective Deferrals;

                  (G) For Plan Years which begin after December 31, 1988, Qualified Matching Contributions and Qualified Nonelective Contributions must be taken into account during the Plan Year in which they are deemed made; and

                  (H) Any other applicable conditions described in I.T. Reg. 1.401(m)-1(b)(2) are satisfied.

           (iii) "Excess Contributions" shall mean amounts described in Section 401(k)(8)(B) of the Code. The amount of Excess Contributions for a Highly Compensated Employee shall be determined in the following manner:

                  (A) First, the ADP of the Highly Compensated Employee with the highest ADP shall be reduced to the extent necessary to satisfy the ADP test or cause such ratio to equal the ADP of the Highly Compensated Employee with the next highest ratio. This process shall be repeated until the ADP test is satisfied.

                  (B) The amount of Excess Contributions for a Highly Compensated Employee shall then equal the total of Elective Deferrals or other contributions taken into account for the ADP test minus the product of the Employee's contribution ratio as determined above and the Employee's Compensation.

                  (C) In the case of a Highly Compensated Employee whose ADP is determined under the family aggregation rules prescribed by regulations, the determination of the amount of Excess Contributions for the family unit shall be made by combining the Contributions and Compensation of all Family Members and then reducing the ADP in accordance with the leveling methods described in paragraphs (A) and (B) of this
                       Section 4.05(a)(iii). Excess Contributions shall be determined by taking into account the Contributions of all eligible Family Members and shall be allocated among such Family Members in proportion to their Elective Deferrals.

           (iv) "Excess Aggregate Contributions" shall mean amounts described in Section 401(m)(6)(B) of the Code. The amount of Excess Aggregate Contributions for a Highly Compensated Employee shall be determined in the following manner:

                  (A) First, the ACP of the Highly Compensated Employee with the highest ACP shall be reduced to the extent necessary to satisfy the ACP test or cause such ratio to equal the ACP of the Highly Compensated Employee with the next highest ratio. This process shall be repeated until the ACP test is satisfied.

                  (B) The amount of the Excess Aggregate Contribution for a Highly Compensated Employee shall then equal the total amount of Employee Contributions, Employer Matching Contributions, and other contributions taken into account for the ACP test minus the product of the Employee's contribution ratio as determined above and the Employee's Compensation.

                  (C) In the case of a Highly Compensated Employee whose ACP is determined under the family aggregation rules prescribed by regulations, the determination of Excess Aggregate Contributions shall be made by combining the Contributions and Compensation of all Family

                        Members and then reducing the ACP in accordance with the leveling method described in paragraphs (A) and (B) of this Section 4.05(a)(iii). Excess Aggregate Contributions shall be determined by taking into account the Contributions of all eligible Family Members and shall be allocated among such Family Members in proportion to their Contributions.

     (b) A Participant may determine that deferrals in excess of the limits imposed by Code Section 402(g) have been made. Such Participant may request a distribution of such Excess Deferral amounts by submitting a claim in writing to the Committee no later than March 1, specifying the Participant's Excess Deferral amount for the preceding calendar year. Such claim shall include the Participant's written statement that if such amounts are not distributed, such Excess Deferral amounts, when added to amounts deferred under other plans or arrangements as described in Sections 401(k), 408(k), or 403(b) of the Code, exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

                Notwithstanding the above, a Participant shall be deemed to have made the designation for the distribution of Excess Deferrals at any time the Committee determines that the limits of Code Section 402(g) would be exceeded by the Plan or the plan of any Affiliated Employer.

     (c)   Notwithstanding any other provision of the Plan to the contrary:

           (i) Excess Deferrals and income allocable thereto shall be distributed after the date on which the Plan received the Excess Deferral, but no later than the April 15 following the calendar year during which such Excess Deferral was made.

                  Any such distribution shall be designated by the Plan as a distribution of Excess Deferrals. Excess Deferrals to be distributed with respect to an Employee for an Employee's taxable year shall be reduced by any Excess Contributions previously distributed or recharacterized with respect to such Employee for the Plan Year ending within such taxable year.

           (ii) A Participant's Excess Contributions and income allocable thereto, shall be distributed to the Participant, if administratively feasible, not later than two and one-half (2-1/2) months following the close of the Plan Year in which such Excess Contributions were made, but in any event, no later than the last day of the Plan Year following the close of the Plan Year in which the Excess Contributions were made. If such excess amounts are distributed more than two and one-half (2-1/2) months following the close of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts. The amount of Excess contributions to be recharacterized or distributed with respect to an Employee for a Plan Year shall be reduced by any Excess Deferrals previously distributed to such Employee for the Employee's Taxable Year ending with or within such Plan Year.

           (iii) A Participant's Excess Aggregate Contributions and income allocable thereto shall be distributed to each Participant, if administratively feasible, not later than two and one-half (2-1/2) months following the close of the Plan Year in which such Excess Aggregate Contributions were made, but in any event, no later than the last day of the Plan Year following the close of the Plan Year in which the Excess Aggregate Contributions were made. If such excess amounts are distributed more than two and one-half (2-1/2) months following the close of the Plan Year in which such amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts.

     (d)   The allocable income required to be distributed in accordance with
           Section 4.05(c) shall be equal to the sum of the income allocable to the applicable year in accordance with the procedures detailed in
           Section 5.03.

           (i) Income shall include all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains or losses from the sale of property, appreciation or depreciation in the value of stocks, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation or depreciation has been realized.

           (ii) No income shall be allocable to periods between the end of the applicable year and the date of distribution.

           (iii) The Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by inaccurately estimating the amount of any Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions and income allocable to such excess.

     (e) Excess Contributions distributed under this Section 4.05 shall first be treated as distributions from the Participant's Salary Deferral Account and shall be treated as distributed from the Participant's Account only to the extent such Excess Contributions exceed the balance in the Participant's Salary

           Deferral Account. Excess Aggregate Contributions shall be distributed from the Participant's Salary Deferral Account and the Participant's Account in proportion to the Participant's Employee Contributions, if any, and Employer Matching Contributions for the Plan Year.

     (f) In any year where the Plan allows after-tax Employee Contributions, a Participant's Excess Contributions may be recharacterized as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee, to the extent that such amount, in combination with other Employee Contributions made by that Employee, would exceed any stated limit under the Plan on Employee Contributions.

                Recharacterization must occur no later than two and one-half (2-1/2) months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

     4.06 QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS NOT PERMITTED. The Plan shall accept no Employee Contributions designated by a Participant as deductible employee contributions (within the meaning of Section 72(o)(5)(A) of the Code) for a taxable year of the Participant beginning after December 31, 1986.

     4.07 DUTIES OF FUNDING AGENT REGARDING CONTRIBUTIONS. The Funding Agent shall receive all contributions paid by the Employer in cash or other property acceptable to the Funding Agent and shall be accountable for all such contributions, but shall have no duty to collect or enforce payment to it of any contributions to the Fund, nor to determine or verify the accuracy thereof.

     4.08 SPECIAL INVESTMENT DIRECTIONS. All contributions other than Employer Matching Contributions Pursuant Section 4.01(a) (which shall be invested solely in "Stock Fund" under the terms of the Funding Instrument) shall be invested in such vehicles as directed by the Participant pursuant to the following provisions of this Plan.

     Each Participant shall have the right to elect from among one or more separate and distinct investment vehicles designated, from time to time, by the Committee, the percentage of his allocated contribution which he wishes to have invested in each vehicle. The Committee, at its discretion, may make available to the Participants one (1) or more of the following investment options:

     (a) A "Money Market Fund" wherein monies contributed by the Participant will be invested in a Money Market Certificate with a bank and/or savings and loan association;

     (b) A "Fixed Income Fund" wherein monies contributed by the Participant may be invested in guaranteed interest-type contracts issued by an insurance company licensed to do business in the State of California or such other type of investments geared to provide maximum protection of capital with a reasonable rate of return thereon;

     (c) An "Equity Fund" wherein monies contributed by the Participant will be invested primarily in common stocks and such other securities or investment opportunities which provide for capital appreciation; and

     (d) A "Stock Fund" which shall consist of an unsegregated fund invested in common stock of the Employer, or warrants or other rights to purchase common stock of the Employer received as a result of holdings of such common stock;

     (e) Such other investment vehicle, which, in the opinion of the Committee, may be appropriate to meet the investment goals of a substantial portion of active Participants.

     Notwithstanding any other provision of the Plan, if at any time, the Registration Statement relating to the Plan filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, shall become out of date and until a post-effective amendment thereto is filed and declared effective and a current prospectus thereunder is delivered to the Employees, any Employee contribution directed to be invested in the Stock Fund during such period shall be null and void.

     Deposits, contributions and other amounts received by the Funding Agent for investment in the "Stock Fund" shall be used promptly and solely to purchase Company securities (as described in subsection (d) above) at the market price for such securities, subject only to any limitations imposed by administrative practicalities and applicable laws and regulations. Until so invested, cash received by the Funding Agent may be kept temporarily in savings accounts or other cash equivalent investments. Company securities held in the "Stock Fund" may be sold, and cash and equivalent investments may thereafter be held by the Funding Agent, but only when and to the extent reasonably necessary to pay benefit distributions under the Plan, or to provide for transfers of all or a portion of Participants' interests between investment funds pursuant to the directions of Participants. However, notwithstanding the foregoing, neither the Funding Agent, the Employer, a

Participating Employer, nor any other person or committee shall have any authority or responsibility to attempt to time the purchase of Employer securities, to attempt to time sales of Employer securities made for the purpose of distributing benefits or providing for transfers between investment funds, or otherwise to sell or trade such securities in an effort to anticipate movements in the market price for Employer securities.

     Participants shall be permitted to change their election of an investment vehicle and/or the percentage to be allocated to each option out of future contributions at each Valuation Date of the Plan. Participants may change the options in which their prior contributions are invested not more often than determined by the Committee. Such change shall be effective only as of a Valuation Date unless the Committee, in its sole discretion, agrees to another date. Participants must notify the Committee of any such change in writing, not later than thirty (30) days prior to the date the change is to be effective.

     Notwithstanding the above, all Employer Matching Contributions shall be invested in the Stock Fund and shall not be subject to the direction of the Participant provided however that each participant who has attained the age of fifty-five (55) or more may direct the transfer of fifty percent (50%) of the balance of the Participant's Employer Matching Account from the Stock Fund to another investment vehicle or vehicles of his choice as permitted pursuant to
Section 4.08. Further, a Participant who has attained age sixty (60) or more may direct the transfer of the remaining balance of the Participant's Employer Matching Account from the Stock Fund to another investment vehicle or vehicles of his choice.

     4.09 TRANSFERS FROM OTHER QUALIFIED PLANS. Notwithstanding any other provision hereof, there may be transferred to the Funding Agent of this Plan all or any of the assets held (whether by a trustee, custodian or otherwise) on behalf of any other plan (excluding any such plan that requires payment of a qualified joint and survivor annuity) which satisfies the applicable requirements of Sections 401(a) or 403(a) of the Internal Revenue Code, and which is maintained for the benefit of any persons who are or are about to become Participants in this Plan. Transferred amounts shall, at all times, meet the requirements of Code Section 414(l) and, notwithstanding any other provisions hereof, benefits under the transferor plan which are protected under the provisions of Code Section 411(d)(6) shall be provided with respect to the assets so transferred to this Plan.

     4.10 ROLLOVER CONTRIBUTIONS. Notwithstanding any other provision hereof, the Funding Agent shall be authorized to accept assets from a person who is or is about to become a Participant in this Plan, provided the transfer of such assets to this Plan qualifies as a rollover contribution within the meaning of
Section 402(c) or Section 403(c) of the Internal Revenue Code.

     (a)   An amount will qualify as a rollover contribution if it:

           (i)    Meets the criteria of Section 7.04; or

           (ii) Represents the balance to his credit of a conduit individual retirement plan; and (in either case)

           (iii) Is contributed to the Plan within sixty (60) days following distribution of such amount to him.

     (b)   An amount will not qualify if:

           (i) It includes any amount which constituted or was treated as a contribution made by the Employee to such plan; or

           (ii) It includes any amount which constituted or was treated as attributable to contributions made on behalf of the Employee while he was a Key Employee in a Top Heavy plan; or

           (iii) It is attributable to a Plan that requires payment of a qualified joint and survivor annuity pursuant to Sections 401(a)(11) and 417 of the Code and such requirement has not been eliminated prior to the attempted rollover.

     The Committee shall require the Participant to provide reasonable evidence that any such amount meets the above requirements. Failure of the Participant to provide such evidence will preclude the Plan's acceptance of any such amount.

     4.11 SEGREGATION OF ROLLOVERS. Notwithstanding any other provision hereof, amounts transferred to the Funding Agent of this Plan pursuant to Sections 4.09 and 4.10 shall be maintained in separate accounts known as Permanent Accounts and Rollover Accounts, respectively, and shall be applied solely for the benefit of the Participant on whose behalf such amounts were transferred. Such amounts shall not be applied to provide any accrued benefit provided by this Plan. Such amounts shall, however, be credited with their proportionate share of the Fund's realized and unrealized earnings and losses except where the Funding Agent or the Participant, with the consent of the Committee, designates a separate and distinct investment vehicle for those amounts.

                                   ARTICLE V

                     ALLOCATIONS TO PARTICIPANTS' ACCOUNTS


     5.01 INDIVIDUAL ACCOUNTS. The Committee shall establish and maintain an Employer Matching Account, an Employer Profit Sharing Account, a Salary Deferral Contribution Account, a Permanent Account, a Rollover Account and an After-Tax Account (for purposes of those after-tax contributions permissible pursuant to prior plan provisions) in the name of each Participant. If any Eligible Employee ceases participation because of a one (1)-year Period of Separation and receives a distribution and again becomes a Participant, the Committee shall establish a new, Employer Matching Account, Employer Profit Sharing Account, Salary Deferral Contributions Account, Permanent Account, Rollover Account and After-Tax Account for that Participant. To facilitate allocations hereunder, the Committee may authorize such sub-accounts as may be required or useful.

     5.02 ORDER OF ADJUSTMENT TO ACCOUNTS. The Committee shall have the authority to establish and thereafter adjust the order of adjustments to Employee Accounts as may be necessary to accomodate any valuation procedure or frequencies adopted by the Committee.

     5.03 EVALUATION OF ACCOUNTS. As of each Valuation Date, the Committee shall determine the fair market value of the Fund and shall deduct from such fair market value the following amounts in order to determine the net fair market value of the Fund as of such date:

     (a) The Employer's annual contribution for the Plan Year ending on such Valuation Date, if any, to the extent such contribution has been paid prior to such Date; and

     (b) Salary Deferral Contributions for the period ending on such Valuation Date to the extent such contributions have been paid prior to such Date, but since the last preceding Valuation Date.

     To determine any increase or decrease in the fair market value of the Fund, the net fair market value of such Fund determined in accordance with the preceding paragraph shall be compared to the net fair market value of the Fund as of the last preceding Valuation Date.

     Any increase or decrease in the net fair market value of such assets so determined shall be allocated to the Employer Matching Accounts, Employer Profit-Sharing Accounts and Salary Deferral Contributions Accounts of the Participants in the proportion that the cumulative amounts previously allocated and remaining credited to the Account of each such Participant bear to the total of the cumulative amounts previously allocated and remaining credited to the Accounts of all such Participants.

     Notwithstanding the foregoing, segregated accounts held in accordance with the provisions of Sections 4.08, 4.09 and 4.10 of Article IV shall be valued separately on each regular Valuation Date, and the increment or profit shall be allocated to or, as the case may be, the loss shall be charged against each such account on a segregated basis.

     5.04 CREDITING OF SALARY DEFERRAL CONTRIBUTIONS. Salary Deferral Contributions and Qualified Nonelective Contributions made by the Employer on behalf of Participants shall be allocated to their Salary Deferral Contributions Accounts as of the Valuation Date by which such contributions were withheld by the Employer.

     5.05 CREDITING OF EMPLOYER PROFIT SHARING CONTRIBUTIONS. A person shall be entitled to share in the Employer Profit Sharing Contributions for a Plan Year, which occurred during such Year, if he is both a Participant and an Employee on the last day of such Year or if his employment terminated pursuant to subsections 3.05(a), (b) or (c). Annual Employee forfeitures pursuant to Section 6.05, if any, shall be used to off-set the annual Employer Profit Sharing Contribution.

     As of each payroll period, the Employer Matching Contribution, shall be allocated among and credited to the Employer Matching Accounts of the persons entitled to share in such amounts in accordance with the matching provision of
Section 4.01(a). The Employer Profit Sharing Contribution pursuant to Section 4.01(a) for the Plan Year ending on such Date shall be allocated among and credited to the Employer Profit Sharing Accounts of the persons entitled to share in such amounts (as provided in the preceding paragraph) in proportion to each Participant's respective amounts of Compensation for such Plan Year.

     5.06 LIMITATION ON ALLOCATIONS TO PARTICIPANTS. Notwithstanding any other provisions of the Plan:

     (a) LIMITATIONS APPLICABLE TO PARTICIPANTS IN DEFINED CONTRIBUTION PLANS ONLY.

           (i) The Annual Addition credited to a Participant's Accounts (exclusive of any amounts credited in accordance with Section 5.03) for any Plan Year commencing on or after January 1, 1989 shall not exceed the lesser of (A) thirty thousand dollars ($30,000) or such larger amount equal to twenty-five percent (25%) of the defined benefit dollar limitation as adjusted for cost-of-living increases pursuant to Code Section 415(d)(3), or (B) twenty-five percent (25%) of the Participant's Compensation (as defined in

                  Section 5.06(e) for purposes of this Section, and Sections 5.06(b) and 5.06(c) of this Plan) for such Year.

           (ii) In the case of any Participant who also participates in a Related Plan, the sum of his Annual Addition under the Plan and his Annual Addition under all Related Plans for any Plan Year commencing on or after January 1, 1989, shall not exceed the lesser of (A) the amount set forth in (i)(A) above or (B) twenty-five percent (25%) of the sum of (l) the Participant's Compensation for such Year and (2) his remuneration for such Year from all Employers maintaining such Related Plans. The Compensation limitation referred to in (B) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(l)(1) or Section 419A(d)(2) of the Code.

           (iii)  To the extent necessary to satisfy the limitations of (i) and
                  (ii) above, the Committee shall reduce the amount which the Participant is permitted to contribute under the provisions of the Plan and, if the elimination of such Salary Deferral Contributions will not satisfy such limitations, shall first distribute any prior Salary Deferral Contribution made during the year to the extent such excess results from a reasonable error in determining the amount of the Salary Deferral Contribution and secondly shall direct the Employer to reduce the net contribution it would otherwise make for the Participant's benefit for the applicable Plan Year. If after reduction of the net contribution as aforesaid, there is any amount of contribution for the Plan Year which cannot be allocated to the Accounts of Participants because of the aforesaid limitations, such amount shall be credited to a Suspense Account and shall be applied to reduce the next Year's contribution requirement. If a Suspense Account is in existence at any time during a particular limitation year, all amounts in the Suspense Account must be allocated and reallocated to Participants' Accounts before any Employer or Employee Contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants.

     (b) LIMITATIONS APPLICABLE TO PARTICIPANTS WHO ALSO PARTICIPATE IN A DEFINED BENEFIT PLAN.

           (i) In the case of any Participant who participates in both the Plan and in a Defined Benefit Plan, his Annual Addition under the Plan for any Plan Year ending on or after December 31, 1988 shall be limited so that the sum of his Defined Benefit Plan fraction and his Defined Contribution Plan fraction for such Year does not exceed 1.0.

           (ii)   For purposes of the limitation of (i) above:

                   (A) A Participant's Defined Benefit Plan fraction for any
                       Plan Year is a fraction (1) whose numerator is the Participant's projected annual benefit under all Defined Benefit Plans as a group (determined as of the close of the Plan Year and reflecting any limitation thereof required under the terms of any Defined Benefit Plan or Plans), and (2) whose denominator is the lesser of (i) the product of 1.25, multiplied by the dollar limitation in effect under Internal Revenue Code Section 415(b)(1)(A) for such Year, or (ii) the product of

                       1.4, multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) with respect to such Participant under the Plan for such Year; and

                  (B) A Participant's Defined Contribution Plan fraction for any Plan Year is a fraction (1) whose numerator is the sum of the Participant's Annual Additions for all Plan Years under the Plan and all Related Plans determined as of the close of the Plan Year, and (2) whose denominator is the sum of the lesser of the following amounts determined for the current Plan Year and for each prior
                       Year: (i) the product of 1.25, multiplied by the dollar limitation in effect under subsection 5.06(a)(i)(A) for such Year, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under subsection 5.06(a)(i)(B) with respect to such Participant under the Plan and all Related Plans for such Year.

     (c) ADJUSTMENTS ON ACCOUNT OF EXCESSIVE CREDITS. If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation or other limited facts and circumstances that the Commissioner of the Internal Revenue Service finds justifiable, it is determined at any time that the amount credited to a Participant's Accounts for any prior Plan Year was in excess of the amount permitted under the limitations of (a) above, the Committee shall charge against the Participant's Accounts an amount or amounts (adjusted to reflect income, expenses, gain or loss of the Fund properly attributable to the excess credit or credits) sufficient to permit the remaining credits for such prior Year to satisfy the foregoing limitations and make adjustments in the order provided below. To the extent the excessive credit was an excessive Employee Contribution, as determined by the Committee, the Funding Agent shall refund such portion, adjusted as aforesaid, to the Participant.

                  To the extent the excessive credit was an excessive Employer contribution as determined by the Committee, such excessive portion, adjusted as aforesaid, shall be applied to reduce the first contribution or contributions thereafter to be made by the Employer.

                  A reduction of benefits and/or contributions to all Plans, where required under (b) above, shall be accomplished by first reducing the Participant's benefit under any Defined Benefit Plans in which he participated, such reduction to be made first with respect to the Whittaker Corporation Employees' Pension Plan and then to the extent necessary, from the Whittaker Corporation Retirement Security Plan and, thereafter, in such priority as shall be determined by the Committee and the administrators of such other Plans. Then, by reducing contributions or allocating excess forfeitures for Defined Contribution Plans in which the Participant participated, such reduction to be made first with respect to the Plan in which he most recently accrued benefits and, thereafter, in such priority as shall be established by the Committee and the administrators of such other Plans; provided, however, that, whenever it is in the best interest of a Participant, necessary reductions may be made in a different manner and priority pursuant to the agreement of the Committee and the administrators of all other plans covering such Participant.

                  The charges and credits required by this Section 5.06(c) in any Plan Year shall be made prior to any adjustments under Section
           5.02 as of the same Anniversary Date.

     (d) CODE SECTION 401(K) LIMITS. Under Code Section 401(k), the contributions allocated to a Participant's Salary Deferral Account in a particular Plan Year shall be limited as described in Section 4.04(a) and (b).

                  The Committee shall have the responsibility for monitoring compliance with the requirements of Section 4.04 and shall have the power to take any steps it deems appropriate to ensure compliance, including limiting the amount of salary reduction permitted for Highly Compensated Employees or designating a portion of the Employer contributions pursuant to Section 4.01(a)(ii) on behalf of such Plan Year to be allocated to the Salary Deferral Account of Non-Highly Compensated Employees, with such amount to be treated as part of their deferral percentage until such time as the Committee determines that contributions can be made on behalf of the Highly Compensated Employees without violating the requirements of Code Section 401(k).

     (e) CODE SECTION 415 COMPENSATION DEFINITION. Participant's Compensation for the purposes of this Section 5.06 shall mean a Participant's earned income, wages, salaries and fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances), and excluding the following:

           (i) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

           (ii) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

           (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

           (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

     Compensation earned but not paid in a Plan Year may include amounts earned but not paid in a Plan Year because of the timing of pay periods and pay days if such amounts are paid during the first few weeks of the next following Plan Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees, and no Compensation is included in more than one Limitation Year.

     5.07 ACCOUNTS IN GENERAL. As soon as the Committee has made the adjustments to the Participants' Accounts required by this Article, it shall notify each Participant as to the status of his Account or Accounts. Such notification shall in any event be made not later than one hundred twenty (120) days after the Valuation Date. The total amounts so credited to each Participant's Accounts shall represent each Participant's share of the Fund as of such date. Such allocation and notification shall not vest in any Participant any right, title or interest in the Fund, except to the extent, at the time or times, and upon the terms and conditions set forth herein. The Employer, the Funding Agent and the Committee do not in any manner or to any extent whatever warrant, guarantee or represent that the value of any Participant's Accounts will at any time equal or exceed the amount previously allocated thereto and, except as provided in ERISA, shall not be liable or responsible for any inadequacy of the Fund to meet and discharge any or all payments and liabilities under the Plan.

     5.08 INTERIM EVALUATION OF ACCOUNTS. Each Account of a Participant whose Termination Date occurs on a date other than a Valuation Date shall be valued currently, using the same procedure described in Section 5.03, if such interim evaluation, determined in a uniform and nondiscriminatory manner, is necessary to account for a material change in the fair market value of the Fund. The Committee shall determine the fair market value, based on information furnished by the Funding Agent, as of the end of the calendar month next preceding the Participant's Termination Date, of the net Fund in order to determine the percentage of increase or decrease in the fair market value of such Fund when compared with the fair market value of such Fund as of the next preceding Valuation Date.

     In determining the percentage of increase or decrease of the fair market value of the Fund, all dividends, declared but not yet paid, interest and other income received by the Funding Agent in the interim between the next preceding Valuation Date and the interim evaluation date shall be included.

     Once the percentage of increase or decrease has been determined, the Account or Accounts of such Participant as of the next preceding Valuation Date shall, for purposes of distribution only, be multiplied by the percentage so determined in order to reflect such increase or decrease.

     This interim evaluation shall not affect the amount to be forfeited, if any, under Section 6.05 and any increase or decrease in the fair market value of the Fund so distributed to, or retained with respect to the Account or Accounts of, a former Participant shall increase or decrease unallocated assets for the purpose of any evaluation required by Section 5.03.

     5.09 INSURANCE. No portion of the interest of a Participant shall be applied to the purchase of any policy of insurance relating to other Participants; and no policy premium shall be less than the premium rate of an ordinary life insurance policy. The interest of each Participant shall be invested proportionately with the interests of all Participants in any such policy of insurance or other earmarked investment. All policies of insurance shall be issued by a legal reserve life insurance company authorized to do business in the State of California.

     All proceeds from any "key-man" insurance policies upon the life of any officer or employee of the Employer shall inure solely to the benefit of the then Participants of the Employer.

     In valuing the Fund, and notwithstanding anything to the contrary herein, all policies of insurance actually purchased are to be excluded. Nothing herein shall be constructed to confer upon a Participant or his Beneficiary any right to any such policy except to the extent of his vested interest in this Plan.

     Ordinary policies of life insurance may be purchased. However, not more than 49.9% of the contributions allocated to the interest of a Participant shall be applied to the payment of premiums upon such ordinary policies of life insurance. All policies of ordinary life insurance so purchased for the account of a Participant shall be distributed at or before retirement to such Participant.

                                  ARTICLE VI

                               RIGHT TO BENEFITS


     6.01 VESTING OF INTEREST IN SALARY DEFERRAL, EMPLOYER MATCHING, ROLLOVER AND PERMANENT ACCOUNTS. The interest of each Participant in his Salary Deferral Contribution Account, Employer Matching Account, Rollover and Permanent Accounts shall be 100% vested and nonforfeitable.

     6.02 VESTING OF INTEREST IN EMPLOYER PROFIT SHARING ACCOUNT. The interest of each Participant in his Employer Profit Sharing Account shall vest and become nonforfeitable up to a maximum of one hundred percent (100%) as follows:

     (a)   Pursuant to the following schedule:

                                                         Vested
                  Period of Service                    percentage
                  -----------------                    ----------
                  Less than 3 years                         0%
                  3 years but less than 4 years            20
                  4 years but less than 5 years            40
                  5 years but less than 6 years            60
                  6 years but less than 7 years            80
                  7 or more years                         100
                                                          ===

     (b) One hundred percent (100%) on the Participant's attaining age sixty-five (65).

     (c) One hundred percent (100%) on the Participant's death, or upon a determination, in accordance with Section 3.05(c), that he is totally and permanently disabled.

     (d) For the purpose of determining a Participant's vested percentage under subsection (a), the following Periods of Service shall be disregarded:

           (i)    All Periods of Service prior to the original Effective Date.

           (ii) Those Periods of Service of a former nonvested Participant which relate to a Period of Service prior to his incurring a Break in Employment, if his Period of Separation exceeds both his prior Period of Service and sixty (60) consecutive months.

           (iii) Any Period of Separation which exceeds twelve (12) consecutive months.

     The vesting of a Participant's interest in whole, or in part, in his Employer Profit Sharing Account shall not preclude the allocations and evaluations required under the preceding Article.

     If the Plan should ever be amended to change the vesting schedule thereunder, then each then Participant's vested percentage in his Employer Profit Sharing Account as of the later of the date such amendment is adopted or the date it becomes effective, shall be, at any time, not less than his vested percentage computed under the Plan without regard to such amendment; provided, however, that in the event the vesting schedule in a particular Plan Year goes from the Top Heavy vesting schedule back to the vesting schedule in Section 6.02(a), only those Participants with three (3) or more Years of Service shall have the right to retain the Top Heavy schedule.

     6.03 FULLY VESTED BENEFITS. If a Participant retires or is retired from the employ of the Employer under (a), (b) or (c) of Section 3.05, dies while in the employ of the Employer, or resigns or is dismissed when his Employer Profit Sharing Account is fully vested in accordance with Section 6.02, the entire balances in his Employer Profit Sharing Account and all other Accounts as of the Valuation Date coinciding with or next preceding his Termination Date (after all adjustments then required or permitted under the Plan have been made) will become distributable to or for his benefit, or for the benefit of his Beneficiary, as the case may be, in accordance with Article VII. Any additional allocations made pursuant to Section 5.05 shall be paid as soon as possible in accordance with Article VII.

     6.04 PARTIALLY VESTED BENEFITS. Except as specifically provided in Section 6.03, if a Participant resigns or is dismissed from the employ of the

Employer before retirement under (a), (b) or (c) of Section 3.04, the balance in his Employer Profit Sharing Account as of the Valuation Date coinciding with or next preceding his Termination Date (after all adjustments then required under the Plan have been made) will be reduced to an amount from his Employer Profit Sharing Account (hereinafter referred to as the "Vested Amount") determined in accordance with Section 6.02. The Vested Amount in the Participant's Employer Profit Sharing Account and the entire balance in all other Accounts (after all adjustments then required or permitted under the Plan have been made) will become distributable to or for his benefit, or to or for the benefit of his Beneficiary, as the case may be, in accordance with Article VII.

     6.05 FORFEITURES. The non-vested portion of a Participant's Employer Profit Sharing Account shall be forfeited as of the Valuation Date on or following the earlier of:

     (a) The date as of which the Participant receives a distribution of his Employer Profit Sharing Account on account of his termination of employment or

     (b) The date which is the close of a sixty (60)-month period of Separation following a Break in Employment.

     Provided, however, that if the Participant is reemployed prior to the date that he incurs a sixty (60)-month Period of Separation following a Break in Employment, any amounts so forfeited shall be reinstated (unadjusted by any gains or losses occurring after such forfeitures) to the Participant's Employer Profit Sharing Account within a reasonable time after repayment by the Participant of the amount of any distribution he may have received pursuant to Sections 7.02 or 7.03. Such repayment must be made before the earlier of the date which is five (5) years after the date on which the Participant is subsequently reemployed by the Employer or the date which is the close of a sixty (60)-month Period of Separation commencing after a distribution or withdrawal.

     If a Participant does not receive a total distribution of his Accounts, the amount forfeited shall be reinstated if the Participant returns to employment covered by the Plan whether or not the Participant repays the amount of distribution he may have received.

     For the purposes of this Section 6.05, if the value of an Employee's vested Account is zero, the Employee shall be deemed to have received a distribution of such vested Account. If such Participant resumes employment covered by this Plan before the date the Participant incurs a sixty month Period of Separation, the amount forfeited shall be restored to the Participant's Account.

     Amounts forfeited pursuant to this Section 6.05 shall be allocated as provided pursuant to Section 5.05.

     A Participant's vested Account shall not include any accumulated deductible Employee contributions within the meaning of Code Section 72(o)(5)(B) made for Plan Years beginning prior to January 1, 1987.

     6.06 TOP HEAVY PROVISIONS. The following provisions shall apply for each Plan Year for which the Plan is Top Heavy:

     (a) The Compensation of each Key Employee taken into account for purposes of computing the maximum amount of the Employer contribution hereto or Annual Additions of any Participant's Account for each such Year shall not exceed his Top Heavy Compensation.

     (b) If the Employer does not maintain a qualified defined benefit retirement plan, or does maintain such a plan but each Non-Key Employee does not accrue the minimum benefit thereunder required by
           Section 416 of the Code, the Employer Contribution, if any, for any such Plan Year shall be allocated on the basis of each

           Participant's Top Heavy Compensation in such manner as may be prescribed by the Code or any pertinent regulations promulgated thereunder as will result in each Non-Key Employee receiving an allocation hereunder of the amount which, when added to the amount allocated to his Account or any amount allocated pursuant to Section 401(k) under this or any other qualified defined contribution retirement plan maintained by the Employer for such Year, will at least equal the lesser of: (i) three percent (3%) of his Top Heavy Compensation, (ii) the highest percentage computed by dividing the amount of the Employer contributions so allocated to each Key Employee's Accounts (including amounts contributed as the result of a salary reduction agreement) by his Top Heavy Compensation, or (iii) the amount otherwise required after any credit against or reduction of the minimum amounts described in clauses (i) or (ii) allowable for benefits accrued under any such defined benefit plan. Non-Key Employees entitled to the minimum percentage contribution set forth in clause (i) or (ii) shall also include (iv) Participants who have not incurred a Break in Employment at the end of the Plan Year and
           (v) Eligible Employees who declined to make Salary Deferral Contributions to the Plan but must be considered as Participants to satisfy the coverage requirements of Code Section 410(b) in accordance with Section 401(a)(5) of the Code even if such Participants or Eligible Employees have earned less than 1,000 Hours of Service and regardless of their level of Compensation. However, if the Employer maintains any other qualified defined benefit retirement plan and this Plan is aggregated therewith for purposes of meeting the requirements of Section 401(a)(4) or 410 of the Code, the minimum amount described in clause (ii) of the preceding sentence shall not be applicable. Further, if the Employer maintains any other qualified defined benefit plan for purposes of providing the additional benefits permissible by Section 415 of the Code, and each Non-Key Employee does not accrue the minimum benefit thereunder required by Section 416 of the Code, the percentage set forth in clause (i) hereinabove shall be deemed to be seven and one-half percent (7-1/2%).

     (c) A Participant's vested percentage in his Employer Profit Sharing Account attributable to Employer contributions made for Years in which this Plan is Top Heavy shall be no less than the percentage determined in accordance with the schedule below if his participation hereunder terminates.

                                                         Vested
                  Period of Service                    percentage
                  -----------------                    ----------
                  Less than 2 years                         0%
                  2 years but less than 3 years            20
                  3 years but less than 4 years            40
                  4 years but less than 5 years            60
                  5 years but less than 6 years            80
                  6 or more years                         100
                                                          ===

     (d) Unless the Plan qualifies under an exception as described in Section 416(h)(2) of the Code, "1.0" shall be substituted for "1.25" in the definitions of Defined Benefit Plan fraction and Defined Contribution Plan fraction contained in this Plan.

     (e) Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is Top Heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an Employee other than a Key Employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or
           (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

     (f) Neither Elective Deferrals nor Matching Contributions shall be used to satisfy the minimum contribution or benefit accrual which must be made on behalf of Non-Key Employees pursuant to this Section 6.06.

     6.07 PERSONS UNDER LEGAL OR OTHER DISABILITY. In the event a Participant or his Beneficiary is judicially determined to be incompetent, and a conservator or other person legally charged with the care of his person or of his estate is appointed, any benefits to which such Participant or Beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or of his estate. Except as provided in this Section, when, in the opinion of the Committee, a Participant or his Beneficiary is in any way incapacitated so as to be unable to manage his financial affairs, the Committee may direct the Funding Agent to make payments or distributions to his legal representative or to a relative or friend of such person for his benefit, or the Committee may direct the Funding Agent to make payments and distributions for the benefit of the Participant or his Beneficiary in any way the Committee determines as further detailed in Section 1.02(e).

     6.08 MISSING PARTICIPANTS OR BENEFICIARIES. Each Participant and each Beneficiary shall file, or cause to be filed, with the Committee through the Employer from time to time in writing, his mailing address and each change of mailing address. Any communication, statement or notice addressed to a Participant or his Beneficiary at his last mailing address filed with the Committee, or if no address is filed with the Committee, then at his last mailing address as shown on the Employer's records, will be binding on the Participant and his Beneficiary for all purposes of the Plan.

     Neither the Committee nor the Funding Agent shall be required to search for or locate a Participant or his Beneficiary other than by mailing the notices set forth in this Section 6.08. If the Committee sends the notice required by this
Section 6.08 to a Participant or his Beneficiary stating that he is entitled to a distribution and also includes in such notice the provisions of this Section, and the Participant or his Beneficiary fails to claim his benefits under the Plan or make his whereabouts known to the Committee within three (3) calendar years after notification, the benefits under the Plan of the Participant or his Beneficiary will be disposed of as follows:

     (a) If the whereabouts of the Participant is unknown but the whereabouts of the Participant's Beneficiary then is known to the Committee, distribution will be made to the Beneficiary;

     (b) If the whereabouts of the Participant and his Beneficiary then is unknown to the Committee, but the whereabouts of one or more relatives by adoption, blood or marriage of the Participant is known to the Committee, the Committee shall direct the Funding Agent to distribute the Participant's benefits to any one or more of such relatives and in such proportions as the Committee in its sole discretion determines;

     (c) If the whereabouts of the Participant, his Beneficiary and relatives by adoption, blood or marriage of the Participant then is unknown to the Committee, the amount of such benefits shall be forfeited, provided that the amount of such benefits shall be reinstated if a claim is subsequently made by the Participant or his Beneficiary.

     6.09 LIEN FOR DEBTS TO FUND. If, at the time of occurrence of any event which causes a distribution to be made hereunder, notwithstanding any other provisions of the Plan to the contrary, should a Participant have any outstanding indebtedness to the Fund, the Committee shall determine the total amount of such indebtedness and notify the Funding Agent. The

Funding Agent, upon receipt of such notice, shall retain and pay over to the Fund such amount from the Participant's vested interest in his Account or Accounts. In the event the Participant is to receive payment of his interest herein by lump sum, the Funding Agent shall pay the Fund the debt outstanding and then distribute the remaining balance, if any, to the Participant.

     6.10 LOANS TO PARTICIPANTS. If a financial emergency arises from such causes as sickness of a Participant or his family, layoff, divorce or dissolution of marriage, need to provide adequate housing, need to provide for education of children or dependents or such other financial need deemed acceptable by the Committee, the Committee, in its sole discretion and upon written application of such Participant, may make a loan or loans to such Participant in an amount aggregating under this Plan or any other Plan (Related
Plan) maintained by the Employer not less than one thousand dollars ($1,000) nor in excess of the lesser of (1) fifty thousand dollars ($50,000) (reduced by the highest outstanding loan balance during the one (1)-year period ending on the day before the loan is made over the outstanding balance of loans from the Plan to the Participant on the date which such loan is made), or (2) fifty percent (50%) of the sum of the Participant's vested Employer Matching Account, Employer Profit Sharing Account, Permanent Account, Rollover Account and the Participant's Salary Deferral Account, provided that such loans:

     (a) Are available to all Participants on a reasonably equivalent basis, and in the same percentage of their vested balances;

     (b) Are not made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Employees;

     (c)   Are adequately secured;

     (d) Will in all events be due and payable in substantially level payments made through payroll deductions unless otherwise authorized by the Committee in five (5) years or less (unless the loan is used to acquire a dwelling which is used or to be used within a reasonable time as the principal residence of the Participant or the Participant's brothers, sisters, spouse, ancestors or lineal descendants which may, by its terms be repaid within fifteen (15) years);

     (e) Are evidenced by the borrowing Participant's promissory note (including in the case of a married Participant spousal consent to such loan) for a fixed term bearing interest at a rate commensurate with the prevailing interest rate charged on similar commercial loans by persons in the business of lending money as determined by the Committee. Such note shall be payable to the Trustee not later than the earliest of :

           (i) a fixed maturity date as described in (d) above provided, however, that in the event of a Participant's termination of employment with the Employer, such note shall become immediately due and payable; or

           (ii)   the Participant's death.

     (f) If valid consent has been obtained in accordance with paragraph (g) below, then, notwithstanding any other provision of this Plan, upon distribution of a Participant's Account, all notes are due and payable and total amounts unpaid, including principal and interest, will be deducted from the amount distributed, but only if such reduction is used as a repayment of the loan. If less than one hundred percent (100%) of the Participant's vested Account is payable to the surviving spouse, then the Account shall be adjusted by first reducing the vested

           Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse;

     (g) Notwithstanding the above, no portion of a Participant's Account may be used as security for a loan unless, at the time, the security interest is entered into, the Participant's spouse (if any) consents to the use of the Participant's Account as security. Such consent must:

           (i)    Acknowledge the effect of the consent; and

           (ii) Be signed within the 90-day period ending on the date on which the loan is to be so secured; and

           (iii) Be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

           A new consent shall be required if the Account is used for renegotiation, extension or renewal, or other revision for the loan;

     (h) Shall be made under specific procedures established by the Administrative Committee. Such procedures shall include the basis on which loans will be approved or denied; the limitations, if any, on the types and amounts of loans offered; and the events constituting a default and the steps that will be taken to preserve Plan assets in the event of such default. For the purposes of this Section 6.10, if three (3) monthly payments are not made, or if one quarterly payment is not made the loan shall be in default.

     (i) A Participant may upon thirty (30) days written notice delivered to the Committee (on such form as the Committee may prescribe), request that a loan be made to the Participant in conformity with the dollar limits set forth above provided no loan request has been made within the preceding twelve (12) calendar months. A Participant shall first borrow the available balance in his Salary Deferral Account, shall next borrow the available balance in his Employer Matching Account, and finally shall borrow any available balance in his Employer Profit Sharing Account. A Participant may not request a second loan until any prior outstanding loan has been repaid in full. Each loan shall be made only from an Account or Accounts of the Participant requesting the loan and shall be treated as an investment of such Account or Accounts funding the loan. So long as a loan to a Participant under this Plan is outstanding, the Participant may not elect to withdraw any portion of his Account or Accounts prior to termination under the provisions of Article VI.

     (j) The Committee shall have the power to establish additional rules with respect to loans extended pursuant to this Article VI as may be appropriate to ensure the orderly administration of this Plan including, but not limited to, rules relating to non-discriminatory minimum installments.

     Notwithstanding (e) above, in no event, except as may otherwise be required by ERISA, may the interest rate charged for a loan exceed any limit established under the applicable state usury law. Such loan shall be treated as an earmarked investment of the borrowing Participant who shall be entitled to all earnings or losses thereon. In the event a Participant is deemed to be in default pursuant to written procedures maintained by the Plan, the Plan shall treat such loan as a deemed distribution of Plan benefits as of the date of such default with the Participant's vested interest reduced accordingly.

     6.11 WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT.

     (a) Amounts may be withdrawn from a Participant's Employer Matching Account, Permanent Account or Rollover Account while the Participant remains in the employ of the Employer provided that withdrawals are limited to contributions made to the stated Accounts at least twenty-four (24) full calendar months prior to the beginning of the Plan Year in which the withdrawal request is made, together with any earnings thereon.

     (b) If a Participant has attained age fifty-nine and one-half (59-1/2) years, all amounts that have been allocated to the Participant's Salary Deferral Contributions Account may be withdrawn by the Participant upon request to the Committee on approved forms provided the Participant has received distribution of all of the value of his other Employee Accounts or has requested such withdrawals. Such withdrawals shall be allowed only if all loans made to the Participant pursuant to Section 6.10 have been repaid in full. The minimum amount that may be withdrawn at any one time is the lesser of three hundred dollars ($300.00) or the entire value of the Participant's Salary Deferral Contribution Account. All other rules will be uniformly applicable to all Participants and shall require spousal consent if the Participant is married. Such spousal consent must acknowledge the effect of the withdrawal, be signed within the 90-day period preceding the date the withdrawal is to be made, and be witnessed by a Plan representative or notary public. No more than two
           (2) requests for withdrawal pursuant to this Section 6.11(b) shall be permitted in any Plan Year.

     (c) In addition, a distribution of the Salary Deferral Contributions (but not Qualified Matching Contributions or Qualified

           Non-Elective Contributions) made by a Participant may be made from such Participant's Salary Deferral Contributions Account on account of hardship if the distribution is necessary in light of immediate and heavy financial need of the Employee determined in accordance with Code Section 401(k)(2)(b)(IV) and regulations issued thereunder. Such distribution shall be made subject to spousal consent as described above. In no event shall such distribution include any of the investment gains earned after December 31, 1988 on such Salary Deferral Contributions or any Employer Contribution which was recharacterized or eligible to be recharacterized to enable the Plan to meet the requirements of the ADP test in Section 4.04.

                  A distribution will not be treated as necessary to satisfy an immediate and heavy financial need of an Employee to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant.

           (i) In order to receive a distribution under this Section 6.11(c) a Participant shall be required to submit an appropriate application to the Committee. Such application shall include the Participant's written statement that the financial need cannot be relieved:

                  (A) Through reimbursement or compensation by insurance or otherwise,

                  (B) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,

                  (C) By cessation of Elective Deferrals or Employee Contributions under the Plan, or

                  (D) By other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

           (ii) The Committee shall deem a distribution to be necessary if all of the following requirements are satisfied:

                  (A) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant including the amount necessary to pay income taxes or penalties resulting from the distribution,

                  (B) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer,

                  (C) The Plan, and all other plans maintained by the Employer, provide that the Participant's Elective Deferrals and Employee Contributions will be suspended for at least twelve months (12) after receipt of the hardship distribution, and

                  (D) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the hardship distribution.

                  (E) Unless otherwise allowed by the appropriate income tax regulations, the following are the only financial needs which will be considered immediate and heavy: deductible medical expenses (within the meaning of Section 213(d) of the Code) of the Employee, and the Employee's spouse, children, or dependents, either incurred or required; the purchase (excluding mortgage payments) of a principal residence of the Employee; payment of tuition and related education expenses for twelve (12) months of post-secondary education for the Employee, and the Employee's spouse, children, or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

     6.12 NATURE OF PARTICIPANTS' INTEREST. The interest of a Participant in the Fund shall not be deemed to be in the assets of the Fund, but rather in a right to receive, in cash or in kind, from the Funding Agent the nonforfeitable or vested interest of the Participant in his Employer Profit Sharing Account and Salary Deferral Account, as determined by the Committee at such time and subject to the provisions of Articles VII and VIII.

     6.13 SUSPENSION OF BENEFITS AND IMMEDIATE PARTICIPATION UPON REEMPLOYMENT. Notwithstanding any other provision of this Agreement, the payment of benefits hereunder to a former Participant who returns to the employ of the Employer after incurring a Break in Employment shall be suspended for the period of such reemployment. Such former Participant will become a Participant as of the date on which he first earns a Day of Service after his reemployment.

     6.14 APPLICATION FOR BENEFITS.

     (a) A Participant must complete and file an application for benefits under the Plan. Application for benefits shall include all pertinent information requested by the Committee, including reasonable proof thereof. Applications for benefits must be in writing on the forms prescribed by the Committee and must be signed by the Participant and
           his spouse, if any, and submitted to the Committee. (b)    Each
           application for benefits shall be acted upon and approved or disapproved within ninety (90) days following its receipt by the Committee.

     (c) If any application for benefits is denied, in whole or in part, the Committee shall notify the applicant in writing of such denial and of such Participant's right to a review by the Committee and shall set forth specific reasons for such denial, specific references to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the applicant to perfect the application, an explanation of why such material or information is necessary and an explanation of the Plan's review procedure. If the Committee fails to act within the ninety (90)-day period specified above, the Participant may assume that his application for benefits has been denied either in whole or in part.

     6.15 APPEALS PROCEDURE.

     (a) Any Participant, or such Participant's duly authorized representative, whose application for benefits is denied, in whole or in part, may appeal from such denial to the Committee for a review of the decision by submitting to the Committee within sixty
           (60) days after receiving written notice from the Committee of the denial of the claim a written statement:

           (i) Requesting a review of the application for benefits by the Committee;

           (ii) Setting forth all of the grounds upon which the request for review is based and any facts in support thereof; and

           (iii) Setting forth any issues or comments which the applicant deems relevant to the application.

                  The Committee shall act upon each such application within sixty (60) days after either receipt of the applicant's request for review by the Committee or receipt of any additional materials reasonably requested by the Committee from such applicant, whichever occurs later.

     (b) The Committee shall make a full and fair review of each such application and any written materials submitted by the applicant or the Employer in connection therewith and may require the Employer or the Participant to submit within thirty (30) days after a written notice by the Committee therefore, such additional facts, documents or other evidence as is deemed necessary or advisable in the sole discretion of the Committee in making such a review. On the basis of the review, the Committee shall make an independent determination of the applicant's eligibility for benefits under the Plan. The decision of the Committee on any application for benefits shall be final and conclusive upon all persons if supported by substantial evidence in the record. If the Committee denies an application in whole or in part, the Committee shall give written notice of the decision to the applicant setting forth the specific reasons for such denial and specific references to the pertinent Plan provisions on which the Committee's decision is based. Such written notice shall be given within one hundred-twenty (120) days of the date the appeal was filed.

     6.16 APPLICATION FOR CORRECTION OF ANNUAL STATEMENT. If a Participant believes that the annual statement respecting his accounts is incorrect, he may submit a written request to the Committee for correction or verification of the statement. The Committee shall respond in writing in the same manner set forth in Section 6.14 and the same appeal and review procedures shall be available to the Participant.

                                  ARTICLE VII

                           DISTRIBUTION OF BENEFITS


     7.01 METHODS OF MAKING DISTRIBUTIONS.

     (a) The Committee shall direct the Funding Agent to distribute the net credit balances in the Participant's Employer Matching Account, Employer Profit Sharing Account, Permanent Account and Rollover Account, if any, and Salary Deferral Contributions Account to or for the benefit of the Participant, or in the event of his death, to or for the benefit of his Beneficiary, in cash (and whole shares in the case of investments in the "Stock Fund") as a single payment.

     (b)   Distributions of a Participant's Accounts payable in accordance with
           Section 6.02 will be made or commenced (unless administratively unfeasible) no later than the sixtieth (60th) day next following the close of the Plan Year during which the Participant's Termination Date occurs. Provided, however, that if the Participant fails to consent to an immediate distribution, failure to so consent shall be construed as an election to defer distribution until the later of the Normal Retirement Age or age sixty-two (62). Notwithstanding the preceding sentence, a Participant who meets the service requirement, if any, for early retirement pursuant to Section 3.05, but who terminates prior to his early retirement age, shall be eligible to elect to receive his early retirement benefit at any time after attaining his early retirement age. When directed by the Committee, the Funding Agent shall make interim payments from such accounts to the Participant, or in the event of his death to his Beneficiary, at such time and in such amounts as the Committee may direct during the period from the Participant's Termination Date to the

                                     VII-1

           Anniversary Date coinciding with or next following the Participant's Termination Date.

     (c)   Distribution of a Participant's Accounts payable in accordance with
           Section 6.03 will be made or commenced as soon as possible after the Valuation Date as of which the net credit balances in the accounts are determined subject to the provisions of Sections 7.03 and 7.04.

     (d) The Funding Agent shall have no discretion with respect to making distributions under the Plan and, therefore, except as otherwise specifically provided hereinabove, shall make distributions only at such time and in such manner as the Committee directs. The Funding Agent shall have no responsibility to see to the application of distributions so made or to ascertain whether the directions of the Committee comply with the Plan.

     (e) Notwithstanding anything to the contrary contained herein, the distribution options under the Plan shall comply with Section 401(a)(9) of the Code and regulations promulgated thereunder. Accordingly, unless otherwise permitted by law, the entire interest of each Participant shall commence to be distributed by April 1 of the calendar year following the calendar year in which the Participant reaches age seventy and one-half (70-1/2) over the life of such Participant (or over the lives of the Participant and his Beneficiary) or over a period not extending beyond the life expectancy of the Participant (or over a period not extending beyond the life expectancy of the Participant and his Beneficiary). If a distribution has begun in accordance with the preceding sentence and the Participant dies before his entire interest has been distributed to him, the remaining portion of his

                                     VII-2
           interest shall be distributed at least as rapidly as under the method of distribution being used under the preceding sentence as of the date of his death. If a Participant dies before the distribution of his interest has begun, his entire interest shall be distributed within five (5) years after the date of his death, unless the requirements of one (1) of the two (2) following exceptions are satisfied: (i) the Participant's interest will be distributed to a Beneficiary over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary, and the distributions begin not later than one (1) year following the date of the Participant's death (or such later date as permitted by law), or
           (ii) the Participant's interest will be distributed to or for the benefit of his surviving spouse over the life expectancy of such surviving spouse or over a period not extending beyond the life expectancy of such surviving spouse, and the distributions begin no later than the date on which the Participant would have attained age seventy and one-half (70-1/2) (if the surviving spouse dies before such distributions begin, this second exception shall be applied as if the surviving spouse were the Participant). For purposes of this paragraph and to the extent permitted by law, any amount paid to a Participant's child shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or other designated event permitted by law).

     (f) Notwithstanding anything in the above to the contrary, payment of benefits shall commence no later than sixty (60) days after the latest of the close of the Plan Year in which:

           (i)    The Participant reaches Normal Retirement Age;

                                     VII-3

           (ii) The tenth (10th) anniversary of the date on which the Participant commenced participation occurs; or

           (iii)  The Participant terminates employment.

     (g) All payment options shall require that the present value of expected payments to be made to the Participant shall be more than fifty percent (50%) of the present value of all payments.

     7.02 INVOLUNTARY CASH-OUT OF VESTED PARTICIPANT ACCOUNTS. The Plan will make a lump sum distribution of the entire vested interest in his Accounts to a Participant entitled to a distribution in accordance with Sections 6.03 and 6.04, provided that the amount of his Accounts has never exceeded three thousand five hundred dollars ($3,500).

     7.03 VOLUNTARY CASH-OUT OF VESTED PARTICIPANT ACCOUNTS. A Participant entitled to a distribution in accordance with Sections 6.03 and 6.04 may elect to receive a lump sum distribution of his entire vested interest in his Accounts.

     7.04 WITHHOLDING ON DISTRIBUTIONS. All nonperiodic distributions and periodic payments shall be subject to the provisions of Section 8.03, items (l) through (n), hereto, unless pursuant to Code Section 401(a)(31) and I.T. Regulation Section 1.401(a)(31)-IT the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan in a direct rollover. Accordingly, in addition to any other required payment restrictions, the Committee shall, not less than 30 days or more than 90 days prior to a distribution, provide the distributee with a notice of his right to have his distribution paid in a direct rollover to an eligible retirement plan and provide the distributee the means to make such election in accordance with the following:

     (a) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under

                                     VII-4

           Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

           (i) The Plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

           (ii) The Participant, after receiving the notice, affirmatively elects a distribution.

     (b) This Provision applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under the Provision, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution that is at least equal to five hundred dollars ($500) paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (c)   Definitions

           (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the

                                     VII-5
                  portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                  Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

           (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

           (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                     VII-6

                                 ARTICLE VIII

                                 THE COMMITTEE


     8.01 COMMITTEE. The Employer shall appoint an Administrative Committee of not less than three (3) persons. The Employer shall certify to the Funding Agent the names and specimen signatures of the members of the Committee. The members of the Committee shall serve at the pleasure of the Employer, and any member may resign by written instrument addressed to the Employer and may be removed by the Employer with or without cause. While a vacancy exists, the remaining member(s) of the Committee may perform any act which the Committee is authorized to perform. The decisions of the majority of the number of members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent. The Funding Agent shall be promptly notified in writing by the Employer of the original membership, and of any change in the membership, of the Committee and shall be supplied with specimen signatures of each Committee member. Vacancies in the membership of the Committee shall be filled promptly by the Employer.

     8.02 COMMITTEE ACTION. The Committee shall choose a secretary (hereinafter referred to as the "Secretary") who may, but need not, be one of the members of the Committee. The Secretary shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the Plan. Any action of the Committee shall be taken pursuant to a majority vote or the written consent of a majority of its members, and such action shall constitute the action of the Committee and be binding the same as if all members had joined therein. A quorum of the Committee shall consist of a majority of its members. The Secretary may execute any certificate or other written direction on behalf of the Committee.

                                    VIII-1

The Funding Agent or third persons dealing with the Committee may conclusively rely upon any certificate or other written direction signed by the Secretary which purports to have been duly authorized by the Committee.

     A member of the Committee shall not vote or act upon any matter which relates solely to himself as a Participant, unless all Participants are members of the Committee or there are no other Participants. If a matter arises affecting one of the members of the Committee as a Participant and the other members of the Committee are unable to agree as to the disposition of such matter, the Employer may appoint a substitute member of the Committee in the place and stead of the affected member, for the sole and only purpose of passing upon and deciding the particular matter.

     8.03 RIGHTS AND DUTIES. The Employer, on behalf of the Participants and their Beneficiaries, shall be the administrator as defined in Section 3(16)(A) of ERISA. The Committee acting as an agent of the Employer shall enforce the Plan on a nondiscriminatory basis in accordance with its terms; shall be charged with the general administration of the Plan; and shall have all powers and duties necessary to accomplish those purposes, including, without limiting the generality of the foregoing, the following:

     (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

     (b) To interpret and construe the terms and provisions of the Plan, its interpretation and construction thereof in good faith to be final and conclusive on all Employees, former Employees, Participants, former Participants and Beneficiaries, except as otherwise provided by law;

     (c) To determine all questions concerning the Plan and the eligibility of any person to participate in the Plan;

     (d) To determine the service of Participants to be recognized under the Plan;

                                    VIII-2

     (e) To determine, compute and certify to the Funding Agent the amount and form of benefits which will be payable to any Participant, former Participant, or Beneficiary in accordance with the provisions of the Plan, and to determine the person or persons to whom such benefits will be paid;

     (f) To authorize the payment of benefits and all other disbursements by the Funding Agent from the Fund;

     (g) To maintain all the necessary records for the administration of the Plan other than those maintained by the Funding Agent;

     (h) To provide for disclosure of all information and filing or provision of all reports and statements to Participants, Beneficiaries or governmental bodies as shall be required by ERISA or the Code, and to submit to the Employer, at least annually, such information as is necessary to fully inform the Employer of the discharge by the Committee or its delegates of responsibilities under the Plan;

     (i) To enter into a written agreement or agreements with one or more Investment Managers (as defined by Department of Labor Regulations) to advise the Committee or the Funding Agent with respect to investment of the Fund, or to manage (including the power to acquire or dispose of) any assets of the Plan;

     (j) To delegate to such Investment Manager or Managers who have acknowledged his/their fiduciary status authority to exercise any and all powers of the Committee to direct the Funding Agent as to investment and reinvestment of the Fund;

     (k) To instruct the Funding Agent in writing from time to time with respect to investments of principal or income of trust funds, including, but not limited to: instructing the Funding Agent to acquire, retain, sell, exchange or lease any property, real or

                                    VIII-3
           personal, which the Committee may designate; instructing the Funding Agent to invest in stated classes of investments (e.g., to invest all or a certain percentage of the funds in diversified mutual funds); instructing the Funding Agent to implement stated investment goals (e.g., to invest all or a certain percentage of the funds in high-grade equity securities with potentialities for capital appreciation); and instructing the Funding Agent to enter into a group contract and to invest assets held by an insurer under a group contract in accordance with the investment directions of the individual Participants;

     (l) To withhold, and be liable for, payment of the tax required to be withheld from any benefits paid in accordance with the provisions of this Plan, unless the Participant or Beneficiary who is payee for such benefits shall elect to have withholding not apply to such payments. Such election, where otherwise allowable, shall remain in effect until revoked by the elector. The maximum amount to be withheld shall not exceed the sum of the amount of money and the fair market value of other property (within the meaning of applicable law) received in payment of benefits, unless otherwise required by law;

     (m)   (i)    To notify the Participant or Beneficiary who is payee of any periodic payments, otherwise subject to withholding, of the right to elect not to apply withholding to such payments.
                  Notice shall be given no earlier than six months before, and no later than, the date of the first periodic payment subject to withholding. Notice of the right to make and revoke such election shall be given to payees not less frequently than once each calendar year.

                                    VIII-4

           (ii) To notify the Participant or Beneficiary who is payee of any nonperiodic distribution otherwise subject to withholding of the right to elect that withholding shall not apply to such distribution. Notice shall be given no later than the date of distribution or at such earlier date as may be prescribed by the Secretary of the Treasury.

           (iii) To notify the payee of mandatory withholding requirements in effect for years beginning after December 31, 1992 where appropriate statutory rollover requirements have not been met;

     (n) To direct the payor of authorized disbursements from the Fund to withhold payment of the tax required to be withheld by law. In such case, and if the payor is supplied with such information as required by regulations, then the payor shall be liable for payment of the tax withheld;

     (o) To establish a procedure for the Plan to deal with qualified domestic relations orders. Such procedure shall comply with the applicable requirements of Code Sections 401(a)(13) and 414(p), as well as ERISA Sections 206(d)(3)(A) and 516(b)(7), provided that the Plan shall be permitted to make an immediate distribution to an alternate payee pursuant to a qualified domestic relations order that provides for such distribution even though the Participant may not have attained his earliest possible retirement age; and

     (p) To determine the allocation, disposition and distribution of Trust fund assets in the event the Plan is terminated with respect to any one or more Participating Employers.

                                    VIII-5

     8.04 FUNDING POLICY AND METHOD.

     (a) The Committee shall establish and carry out a funding policy and method for the Plan which is consistent with the objectives of the Plan and the requirements of Title I of ERISA. In so doing, the Committee shall, from time to time, determine whether the Plan has a short-run need for liquidity (e.g., to pay benefits) or whether liquidity is a long-run goal and investment growth (and the stability of the same) is a more current need or the Committee shall appoint a qualified person to do so.

     (b) The funding policy and method, as established and amended from time to time, shall be communicated by the Committee or its delegate to the Funding Agent in order that the investment policies of the Fund may be coordinated with the funding policy and method.

     8.05 TRANSMITTAL OF INFORMATION. In order to enable the Committee to establish a funding policy and to perform its other functions under the Plan, the Employer shall supply full and timely information to the Committee on all matters relating to the compensation of all Employees and Participants, their employment, their retirement, death, or termination of employment, and such other pertinent facts as may be required. The Committee shall advise the Funding Agent of such of the foregoing facts as may be pertinent to the Funding Agent's administration of the Fund.

     8.06 COMPENSATION. The members of the Committee shall serve without compensation for their services hereunder. Members of the Committee and its appointed delegates shall be bonded to the extent required by ERISA and the regulations issued by the Secretary of Labor. The expense of such bond and all expenses of the Committee or such delegate shall be paid by the Employer, unless charged to the Plan, and the Employer shall furnish the

                                    VIII-6

Committee without charge with such clerical and other assistance as is necessary in the performance of its duties.

     8.07 RETENTION OF ADVISORS. The Committee may employ such persons or organizations to render advice or perform services with respect to the responsibilities of the Committee under the Plan as the Committee, in its sole discretion, determines to be necessary and appropriate. Such persons may include, without limitation, actuaries, attorneys, accountants, investment advisors and consultants. All costs, charges and expenses incurred by the Committee under the provisions of this Section shall be paid by the Employer unless charged to the Plan.

     8.08 ALLOCATION AND DELEGATION OF FIDUCIARY RESPONSIBILITIES.

     (a) As provided in this Article, the Employer shall appoint the Committee. The Employer shall not, however, be responsible in any way or to any extent whatever for the operation and administration of the Plan.

     (b) The Committee, from time to time, may allocate to one (1) or more of its members and delegate to others any of its rights, powers, responsibilities and duties (hereinafter collectively referred to as "Duties") with respect to the operation and administration of the Plan. Each such allocation and/or delegation shall be in writing; shall specify the Duties so allocated or delegated; and shall be subject to termination by the Committee upon notice to the person or persons to whom such Duties have been allocated and/or delegated. Each person to whom Duties have been allocated and/or delegated shall, by a written acknowledgment, accept such allocation or delegation and acknowledge that he is a fiduciary with respect to the Plan.

                                    VIII-7

     (c) The Committee shall periodically review the performance of any of its members or others to whom Duties have been allocated or delegated under the provisions of this Section:

           (i)    by a formal annual review;

           (ii)   by day-to-day contact and evaluation; or

           (iii)  in other appropriate ways.

     8.09 INDEMNIFICATION. To the extent permitted by the laws of the State of California and ERISA, the Employer shall indemnify and hold harmless the Board of Directors, the Committee and each member thereof, and any other Employee to whom any fiduciary responsibility with respect to the Plan is allocated or delegated, from and against any and all liabilities and claims, including legal fees to defend against such liabilities and claims, and costs and expenses, arising out of their discharge in good faith of responsibilities under or incident to the Plan, excepting only expenses and liabilities arising out of willful misconduct or gross negligence. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Employer or provided by the Employer under any agreement, operating policies or otherwise, as such indemnities are permitted under the laws of the State of California. Payments with respect to any indemnity and payment of insurance premiums, expenses or fees under this Section shall be made only from the Employer's assets and shall not be made directly or indirectly from the Fund assets.

     8.10 DETERMINATIONS AND CORRECTIONS. It is recognized in the administration of the Plan that certain mathematical and accounting errors may be made, or mistakes arise, by reason of factual errors in information supplied to the Committee. The Committee shall have the power to make such corrections and equitable adjustments, arising from mathematical, accounting or factual errors made in good faith, as the Committee shall in its discretion deem appropriate, which adjustments shall be final and binding on

                                    VIII-8
all Employees, former Employees, Participants, former Participants and Beneficiaries.

     8.11 DESIGNATION OF AGENTS. The Committee shall, in its sole discretion, have the right to appoint such agents as it may deem necessary to carry out its duties pursuant to the provisions of the Plan.

     8.12 RELATIONSHIP OF FIDUCIARIES. It is the intent of all fiduciaries under the Plan that each fiduciary shall be solely responsible for its own acts or omissions. Except to the extent imposed by ERISA or the Code, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibilities imposed upon such other fiduciary by ERISA or by any regulations or rulings issued thereunder. No fiduciary shall have any liability for breach of fiduciary responsibility of another fiduciary with respect to the Plan unless he participates knowingly in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through his negligence in performing his own specific fiduciary responsibilities which give rise to his status as a fiduciary, has enabled such other fiduciary to commit a breach of the latter's fiduciary responsibilities.

     8.13 DISCHARGE OF DUTIES BY FIDUCIARIES. The Committee and the Funding Agent and any other fiduciary (as that term is defined below) shall discharge their respective duties set forth in this Plan solely in the interest of the Participants and their Beneficiaries:

     (a)   for the exclusive purpose of:

           (i) providing benefits to Participants and their Beneficiaries, and

           (ii)   defraying reasonable expenses of administering the Plan;

     (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like

                                    VIII-9
           capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

     (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

     (d) in accordance with this Plan insofar as the Plan is consistent with the provisions of Title I of ERISA.

     Such fiduciaries shall not permit the indicia of ownership of any Fund assets to be maintained outside the jurisdiction of the District Courts of the United States, except as may otherwise be allowed under applicable Department of Labor rules and regulations.

     For purposes of this Plan, a "fiduciary" is any person who:

     (e) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;

     (f) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so; or

     (g) has any discretionary authority or discretionary responsibility in the administration of the Plan.

     8.14 MULTIPLE FIDUCIARY CAPACITIES. Any person or organization may serve in more than one fiduciary capacity with respect to the Plan (including service both as Funding Agent and administrator), provided, however, that the provisions of ERISA Section 406 and Code Section 4975 are not violated.

                                    VIII-10

                                  ARTICLE IX

                           AMENDMENT AND TERMINATION

     9.01 AMENDMENT BY EMPLOYER. The Employer shall have the right to amend this Plan from time to time and to amend further or cancel any such amendment. Such amendments shall be stated in an instrument in writing executed by the Employer, and this Plan shall be deemed to have been amended in the manner and at the time therein set forth, and all Employees, former Employees, Participants, former Participants, Beneficiaries, and the Employer shall be bound thereby; provided, however:

     (a) No such amendment shall be effective which shall attempt to cause any of the assets of the Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants, former Participants, or their Beneficiaries, except such changes, if any, as may be required to permit this Plan to meet the applicable requirements of ERISA or the Code;

     (b) No such amendment shall have any retroactive effect so as to deprive any Participant of any benefit already vested, except such changes, if any, as may be required to permit this Plan to meet the applicable requirements of ERISA or the Code;

     (c) No such amendment shall create or effect any discrimination in favor of Participants or former Participants who are officers, shareholders or Highly Compensated Employees;

     (d) No such amendment shall increase the duties or liabilities of the Funding Agent without its written consent;

     (e) No such amendment shall cause any reduction in the retirement benefits or other optional form of benefits with respect to benefits accrued to the date of the amendment for any Employee who, at any time on or after the amendment date, satisfied the pre-amendment condition; and

     (f) No such amendment shall eliminate any other benefit, including any optional form of benefit, protected pursuant to Code Section 411(d)(6) with respect to benefits accrued as of the date of the amendment.

     9.02 RETROACTIVE AMENDMENTS. An amendment under Section 9.01 may be made effective on a date prior to the first day of a Plan Year in which it is adopted only if (a) or (b) below is satisfied:

     (a) Any amendment may be made effective retroactively as of such date as the Employer considers necessary or appropriate to enable the Plan to meet any applicable requirements of the Code.

     (b) Any amendment which is adopted in order to conform the Plan to any change in Federal law, or to any regulation or ruling thereunder, may be made effective as of the date such amendment is required to be effective under such law, regulation or ruling.

     9.03 DISCONTINUANCE OR TERMINATION OF PLAN. It is the Employer's expectation that the Plan contained herein and the payment of contributions hereunder will be continued indefinitely, and the Funding Instrument is irrevocable, but continuance of the Plan by the Employer is not assumed as a contractual obligation. The Employer, pursuant to Section 10.01(a), shall be entitled to recover any contributions made to the Fund prior to the time that the Commissioner of Internal Revenue, or his delegate, makes an initial determination with respect to the exempt status of the Fund for Federal income tax purposes and the deductibility of contributions by Employer for its income tax purposes, if the Commissioner of Internal Revenue, or his delegate, initially determines that the Plan does not meet the requirements of the Internal Revenue Code with the result that the Fund is not exempt from Federal income tax and the contributions of the Employer to the Fund are not deductible in determining its Federal income tax, and furthermore, if such approval is not obtained the Plan shall be treated as never having been adopted. The Employer reserves the right at any time to reduce or temporarily suspend contributions hereunder. The Employer may discontinue contributions under the Plan at any time by written notice delivered to the Funding Agent without any liability hereunder for any such discontinuance. In the event of a complete discontinuance of contributions by the Employer, the entire interest of each Participant shall be vested to the extent of one hundred percent (100%).

     The Employer may terminate the Plan at any time by written notice delivered to the Funding Agent without any liability hereunder for any such termination. The Plan will be deemed terminated:

     (a)   If and when the Employer is judicially declared bankrupt; or

     (b) If and when the Employer is a party to a merger in which it is not the surviving business entity or sells all or substantially all of its assets unless the surviving business entity or purchaser continues the Plan.

     Upon termination or partial termination of the Plan, the entire interest of each affected Participant shall be vested to the extent of one hundred percent (100%).

     The Funding Agent shall, upon direction of the appropriate Committee, with reasonable promptness, liquidate all assets remaining in the Fund. Upon the liquidation of all assets, the Committee shall make, after deducting estimated expense for liquidation and distribution, the allocations required under Article V, where applicable, with the same effect as though the date of completion of liquidation were a Valuation Date, which was an Anniversary Date of the Plan.

     Following these allocations, Elective Deferrals, Qualified Employer Deferral Contributions and income attributable thereto, shall be distributed to Participants, or their Beneficiaries as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor an

Affiliated Employer maintains a successor Plan. The Funding Agent shall promptly, after receipt of appropriate instructions from the Committee, distribute in accordance with Article VII to each former Participant a benefit equal to the amount credited to such former Participant's Employer Matching Account, Employer Profit Sharing Account, Rollover Account, if any, and Salary Deferral Contributions Account as of the date of completion of the liquidation.

     9.04 PARTIAL TERMINATION OF PLAN. In the event of partial termination of the Plan, the appropriate portion of the Fund shall be allocated and treated in accordance with Section 9.03 above.

     9.05 FAILURE TO CONTRIBUTE. The failure of the Employer to contribute to the Fund for any Plan Year when no contribution is required shall not of itself be a discontinuance of contributions to the Fund by the Employer.

     9.06 MERGER AND CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS. In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan then terminated). Further, a merger, consolidation or transfer of assets shall be made only if resolutions of the Board of Directors and the board of directors of the other plan shall authorize such merger, consolidation or transfer and such other plan and fund are qualified under Sections 401(a) and 501(a) of the Code.

     9.07 SUBSTITUTION OF SUCCESSOR EMPLOYER. In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan will be continued by any successor and, in that event, such successor shall be substituted for the Employer under the Plan. Resolutions of the Board of Directors and board of directors of any new or successor employer shall include an assumption of Plan liabilities by the successor, and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

     9.08 DISTRIBUTION UPON SALE. Unless the provisions of Section 9.07 are applicable, all Elective Deferrals, Qualified Employer Deferral Contributions, and income attributable thereto, may be distributed as soon as administratively feasible:

     (a) To Participants after the sale to an entity that is not an Affiliated Employer, of substantially all the assets used by the Employer in the trade or business in which a Participant is employed; and

     (b) To Participants employed by a subsidiary of the Employer after the sale, to an entity that is not an Affiliated Employer, of an Affiliated Employer's interest in such subsidiary.

     For the purpose of this Section 9.08, a sale of eighty-five percent (85%) of the relevant assets shall be deemed a sale of substantially all assets.

                                   ARTICLE X

            SPECIAL PROVISIONS FOR CERTAIN FORMER PARTICIPANTS IN
           WHITTAR INDUSTRIES, LTD. SAVINGS PLAN AS AMENDED (401(K))


     10.01 APPLICABILITY. This Article shall apply to those Participants who ceased to be employees of employers participating in the Whittar Industries, Ltd. Savings Plan as Amended (401(k)) and became Employees within the meaning of this Plan. Individuals to whom this Article applies shall be referred to herein as Article X persons. For purposes of this Article X, the Whittar Industries, Ltd. Savings Plan as Amended (401(k)) shall be referred to herein as the Whittar Plan.

     10.02 PARTICIPANT TRANSFER CONTRIBUTIONS. Effective as of the date the Employee became a Participant of this Plan, or such later date as may be determined by the Committee, the account (as defined in Section 5.01 of the Whittar Plan), if any, of an Article X person then held in trust under the Whittar Plan may be transferred to this Plan and credited to the Participant's corresponding Account in accordance with rules which the Committee shall prescribe from time to time; provided, however, that the transfer of such account from the Whittar Plan be transferred directly by the Trustee of the Whittar Plan to the Trustee of this Plan. Any amounts so transferred shall not be subject to distribution to an Article X person except as expressly provided under this Plan. In addition, any amounts so transferred shall be invested in accordance with the provisions of Section 4.08 of this Plan and at such time and, in such manner.

                                  ARTICLE XI

                                 MISCELLANEOUS


     11.01 CONTRIBUTIONS NOT RECOVERABLE. Except where contributions are required to be returned to the Employer or a Participant as permitted by the provisions of the Plan or required by ERISA or the Code, it shall be impossible for any part of the principal or income of the Fund to be used for, or diverted to, purposes other than the exclusive benefit of such Participants or their Beneficiaries; provided, however, that notwithstanding this or any other provision of this Plan, the Employer shall be entitled, subject to the conditions established under Internal Revenue Service Ruling 91-4, to recover any contributions made to the Fund:

     (a) If such contributions were conditioned on the initial qualification of the Plan and;

           (i) The Commissioner of Internal Revenue, or his delegate, makes an initial determination, with respect to the exempt status of the Fund for Federal income tax purposes and the deductibility of contributions by Employer for its income tax purposes, that the Plan does not meet the requirements of the Internal Revenue Code with the result that the Fund is not exempt from Federal income tax and the contributions of the Employer to the Fund are not deductible in determining its Federal income tax; and

           (ii) The application for determination relating to the initial qualification is filed by the due date of the Employer's return for the taxable year in which the Plan is adopted; and

           (iii) The contribution is returned within one year of the denial of the contribution; or

     (b)   In error as a result of a mistake in fact; or

     (c) Conditioned upon the contribution being allowed as a deduction for Federal income tax purposes and such deduction is disallowed; or

     (d) Remaining in the Suspense Account after termination of the Plan which cannot be allocated to Participants because of the provisions of
           Section 5.06.

     (e) The permissible recovery under (b) must be made within one (1) year from the date the contribution was made to the Plan, and under (c) must be made within one (1) year from the date of disallowance of tax qualification or tax deduction.

     (f) Reversions due to a mistake of fact or the disallowance of a deduction with respect to a contribution that was conditioned on its deductibility shall be permitted only if the surrounding facts and circumstances indicate that the contribution of the amount that subsequently reverts to the Employer is attributable to a good faith mistake of fact or, in the case of the disallowance of the deduction, a good faith mistake in determining the deductibility of the contribution.

     (g) The maximum amount that may be returned to the Employer in the case of a mistake of fact or the disallowance of a deduction is the excess of (i) the amount contributed, over, as relevant, (ii) (A) the amount that would have been contributed had no mistake of fact occurred, or
           (B) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service.

     (h) Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable to such contribution shall reduce the amount returned.

     (i) If, the return of the amount attributable to the mistaken or nondeductible contribution would cause the Account of any Participant to be reduced to an amount which is less than the amount which would have been in the Account of such Participant had the mistaken or nondeductible amount not been contributed, the amount returned to the Employer shall be limited so as to avoid such reduction. Notwithstanding the preceding sentence, in the case of a reversion due to initial disqualification of the Plan, the entire assets of the Plan attributable to Employer contributions may be returned to the Employer.

     11.02 EMPLOYMENT RIGHTS. The Plan is not a contract of employment. Participation in the Plan shall not give any Employee or any other person (a) the right to be retained in the employ of the Employer; (b) any right or claim to any interest in the Plan, unless the right or claim has specifically accrued under the Plan; or (c) any legal or equitable right against the Employer, the Committee or the Funding Agent, except as provided herein. The Employer reserves the right to dismiss (with or without cause) any Employee without any liability for any claim either against the Fund, except to the extent provided herein, or against the Committee or the Employer. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant shall look solely to the assets held in the Fund for the payment of any benefit to which he is entitled under the Plan.

     11.03 RECEIPT OR RELEASE. Any payment to a Participant, former Participant, or his Beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Funding Agent, the Committee and the Employer, and the Committee or Funding Agent may require such Participant, former Participant, or

Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

     11.04 ALIENATION. None of the benefits, payments, proceeds or claims of any Participant, former Participant, or Beneficiary shall be subject to any claim of any creditor and, in particular, the same shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, garnish, levy or otherwise dispose of or execute upon any right or benefit payable hereunder shall be void. The Fund shall not in any manner be liable or subject to the debts, contracts, liabilities, engagements or costs of any Participant entitled to benefits hereunder, and such benefits shall not be considered an asset of the Participant in the event of his insolvency or bankruptcy. This provision shall not prevent the Plan from complying with the terms of a "qualified domestic relations order" as defined in Code Sections 401(a)(13) and 414(p) so long as such compliance will not adversely affect the qualified status of the Plan.

     11.05 CONTROLLING LAW. This Plan shall be construed, administered, and governed in all respects under applicable Federal law, and to the extent that Federal law is inapplicable, under the laws of the State of California; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a qualified plan within the meaning of Section 401 of the Code. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     11.06 TEXT PREVAILS OVER CAPTIONS. The headings and subheadings of the Articles and Sections of this Plan are included herein solely for convenience or reference, and if there be any conflict between such headings and subdivisions and the text of this Plan, the text shall control.

     11.07 COUNTERPARTS. This Plan has been executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

     11.08 SUCCESSORS AND ASSIGNS. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

                                  ARTICLE XII

                            PARTICIPATING EMPLOYERS


     12.01 ADOPTION BY AFFILIATED EMPLOYERS. With the consent of the Employer, any Affiliated Employer may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by properly executing a document evidencing said intent and will of such Participating Employer.

     12.02 REQUIREMENTS OF PARTICIPATING EMPLOYERS.

     (a) Each Participating Employer shall be required to use the same Funding Agent as selected pursuant to Section 1.02(w).

     (b) The Funding Agent, subject to the provisions of Section 4.08, shall commingle, hold and invest as one, all contributions received pursuant to Sections 4.01 and 4.03.

     (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he or she be an Employee of the Employer or an Affiliated Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Accounts, as well as his accumulated Years of Service with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

     (d) All rights and values forfeited by termination of employment shall inure to Participants subject to Plan Section 5.05.

     (e) Any expenses of the Plan which are to be paid by the Employer or borne by the Plan shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

     12.03 DESIGNATION OF THE EMPLOYER AS AGENT. With respect to all of its relations with the Funding Agent and Administrator for the purpose of this

                                     XII-1

Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

     12.04 EMPLOYEE TRANSFERS. In the event an Employee transfers between Participating Employers, the Employee involved shall carry with him his accumulated Service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

     12.05 PARTICIPATING EMPLOYER CONTRIBUTIONS. All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately by each Participating Employer, and shall be paid to and held by the Funding Agent for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. On the basis of the information furnished by the Employer, the Committee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the Accounts and credits of the Employees of each Participating Employer.

     12.06 AMENDMENT. Amendment of this Plan by the Employer, at any time, pursuant to Section 9.01, shall be deemed to be an amendment by each Participating Employer, provided, however, that if such amendment affects the individual duties or liabilities of any Participating Employer, such amendment shall not be effective as to such Participating Employer until such Participating Employer has submitted a properly executed document evidencing its consent to such amendment.

                                     XII-2

     12.07 PARTICIPATING EMPLOYER DISCONTINUANCE. Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Committee. The Committee shall thereafter cause to be transferred, delivered and assigned Plan assets allocable to the participants of such Participating Employer to such new Funding Agent as shall have been designated by such Participating Employer. If no successor is designated, the Committee shall retain such assets for the Employees of said Participating Employer, pursuant to the provisions of the Funding Instrument. In no such event shall any part of the corpus or income of the Plan as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer, except as otherwise provided pursuant to Section 5.05.

     12.08 COMMITTEE AUTHORITY. The Committee shall have authority to make any and all necessary rules or regulations binding upon all Participating Employers and all Participants to effect the purposes of this Article XI.

                                     XII-3

     IN WITNESS WHEREOF, the Employer has caused this Plan to be executed by its duly authorized officers this 22nd day of December, 1994.


                                                 ___________________________
                                                   (Whittaker Corporation)

                                       By:     /s/ Thomas A. Brancati
                                               ---------------------------------

                                       Title:  President
                                               ---------------------------------

                                       By:     /s/ Richard B. Levin
                                               ---------------------------------

                                       Title:  Chief Financial Officer
                                               ---------------------------------

Approved as to form:

/s/ Robert Hardy
---------------------------------

Jones, Day, Reavis & Pogue
--------------------------
Counsel for Employer

                                     XII-4

     The undersigned business entities hereby join in the establishment of the Whittaker Corporation Partnership Plan for Employees of



                                                Whittaker Controls, Inc.
                                                ------------------------
                                                  (Affiliated Employer)


                                       By:     /s/ Richard B. Levin
                                               ---------------------------------
                                                        President


                                       Attest: /s/ Gordon J. Louttit
                                               ---------------------------------
                                                        Secretary


(Corporate Seal)

                                             Whittaker Services Corporation
                                             ------------------------------
                                                  (Affiliated Employer)


                                       By:     /s/ Thomas A. Brancati
                                               ---------------------------------
                                                        President


                                       Attest: /s/ Gordon J. Louttit
                                               ---------------------------------
                                                        Secretary


(Corporate Seal)

                                            Whittaker Technical Products Inc.
                                            ---------------------------------
                                                  (Affiliated Employer)


                                       By:     /s/ Thomas A. Brancati
                                               ---------------------------------
                                                        President


                                       Attest: /s/ Gordon J. Louttit
                                               ---------------------------------
                                                        Secretary

(Corporate Seal)

                                     XII-5